UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑
Filed by Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

LIGHTWAVE LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

369 Inverness Parkway, Suite 350

Englewood, CO 80112

March 28, 2025

Dear Fellow Shareholder:

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Thursday, May 15, 2025, at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112. I hope you will be able to attend.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Please sign, date, and return the enclosed proxy card or voting instruction form without delay. The Company’s Annual Report on Form 10-K, as amended (including audited financial statements) for the fiscal year ended December 31, 2024 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

All shares represented by proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal 1, the proxy confers authority to vote “FOR” the two (2) persons listed as nominees for a position on the Board of Directors; (ii) as to Proposal 2, the proxy confers authority to vote “FOR” the ratification of Stephano Slack LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii) as to Proposal 3, the proxy confers authority to vote “FOR” the approval of the Lightwave Logic, Inc. 2025 Equity Incentive Plan; and (iv) as to any other business which comes before the Annual Meeting, the proxy confers authority to vote in the proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement is in the best interest of the Company and its shareholders and recommends a vote “FOR” all nominees and “FOR” Proposals 2 and 3. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy card or voting instruction form.

Your vote is important, and all shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, we urge you to complete, date, sign and return the enclosed proxy card or voting instruction form as promptly as possible, or to vote by Internet or by telephone, to ensure your representation at the Annual Meeting. Internet or telephonic voting is available by following the instructions provided on the proxy card or voting instruction form.

Thank you for your investment and continued interest in Lightwave Logic, Inc.

Sincerely,

/s/ Ronald A. Bucchi

Ronald A Bucchi,

Chair of the Board

LIGHTWAVE LOGIC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, MAY 15, 2025

To Our Shareholders:

Notice is hereby given that the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Thursday, May 15, 2025, at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112, for the following purposes:

1.	To elect two (2) Directors to the Board of Directors to serve until the 2028 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment of Stephano Slack LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve the Lightwave Logic, Inc. 2025 Equity Incentive Plan; and

4.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 24, 2025, as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a shareholder list will be kept at the Company’s office and shall be available for inspection by shareholders during usual business hours. A shareholder list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

Whether or not you plan to attend the Annual Meeting, please sign and return the enclosed proxy card or voting instruction form as promptly as possible in the envelope enclosed for your convenience, or please vote via the Internet or by telephone. If you receive more than one proxy card or voting instruction form because your shares are registered in different names and addresses, each proxy card or voting instruction form should be signed and returned to assure that all of your shares are represented at the Annual Meeting. Proxy cards or voting instruction forms forwarded by or for banks, brokers or other nominees should be returned as requested by them. The prompt return of proxy cards or voting instruction forms will save the expense involved in further communication.

By Order of the Board of Directors

/s/ Ronald A. Bucchi

Ronald A Bucchi,

Chair of the Board

March 28, 2025

PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Lightwave Logic, Inc. of proxies to be voted at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) that will be held at 10:00 a.m. (Mountain Time) on Thursday, May 15, 2025, at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112 and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, Lightwave Logic, Inc. is referred to as “we,” “us,” “our,” “Company” or “Lightwave Logic” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect two (2) Directors to the Board of Directors; (ii) to ratify the appointment of Stephano Slack LLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; (iii)  to approve the Lightwave Logic, Inc. 2025 Equity Incentive Plan; and (iv) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the shareholders vote “FOR” all nominees and “FOR” Proposals 2 and 3. Only holders of record of common stock of the Company at the close of business on March 24, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 369 Inverness Parkway, Suite 350, Englewood, CO 80112, and our telephone number is 720-340-4949. The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to shareholders is April 1, 2025. A copy of the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024 (“Annual Report”) is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

INFORMATION CONCERNING SOLICITATION AND VOTING

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of record at the close of business on March 24, 2025 (the “Record Date”) and are entitled to vote at the meeting. The Company has delivered to you by mail beginning on or about April 1, 2025, the Proxy Statement and the Annual Report, along with either a proxy card or a voting instruction form. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of Lightwave Logic stock on the Record Date. Any holder of a proxy from a shareholder must present the proxy card, properly executed. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All shareholders must also present a form of personal identification in order to be admitted to the meeting.

What am I being asked to vote on at the meeting?

We are asking our shareholders to elect directors, ratify the appointment of our independent registered public accounting firm, and approve the Lightwave Logic, Inc. 2025 Equity Incentive Plan.

Who is entitled to vote?

Shareholders as of the close of business on the Record Date are entitled to vote. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. Shareholders are not entitled to cumulative voting.

How many votes are needed for approval of each item?

Proposal Number 1. Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the two nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee. Shareholders are not entitled to cumulative voting with respect to the election of directors.

Proposal Number 2. The appointment of our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 3. The Lightwave Logic, Inc. 2025 Equity Incentive Plan will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card.

2

What constitutes a quorum?

As of the Record Date, 124,604,522 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of thirty-three and one-third percent (33.3%) of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How do I vote?

Record Holders:

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on your proxy card.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on your proxy card.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by phone or Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on the enclosed voting instruction form.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on the enclosed voting instruction form.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by phone or Internet, please DO NOT mail your voting instruction form.

What is the difference between being a “record holder” and “holding shares in street name?”

Most shareholders of the Company hold their shares in a stock brokerage account or through a nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holders: If your shares are registered directly in your name with our Company’s transfer agent, Broadridge, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

If you hold your shares in “street name”: If your shares are held in a stock brokerage account or by a nominee, you are considered the beneficial owner of the shares which are held in “street name” and these proxy materials are being forwarded to you by your nominee, who is considered the shareholder of record with respect to these shares. As the beneficial owner, you have the right to direct your nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your nominee. Your nominee has enclosed a voting instruction card for you to use in directing the nominee how to vote your shares.

3

What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors and “FOR” all of the other proposals.

What happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold authority” on the voting instruction form?

If you mark your voting instruction form “abstain” your vote will have the same effect as a vote against the proposal. A “withhold” vote with respect to the director nominee will have no effect on the election of that nominee. If you do not instruct your broker how to vote, your broker may, but is not obligated to, vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of our auditor is considered a routine matter, but all of the other proposals are considered non-routine matters. Therefore, if you do not vote on the non-routine matters or provide voting instructions, your broker will not be allowed to vote your shares on those matters and your broker will return your proxy card with no vote (the “non-vote”) on the non-routine matter. Some brokers have adopted a policy of not voting on routine matters, which means your broker will not be allowed to vote your shares on routine matters, either, and your broker will return your proxy card with no vote (the “non-vote”) on the routine matter. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in "street name", the shareholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the shareholder's own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

Who will count the vote?

A Broadridge representative will tabulate the votes and act as inspector of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What does it mean if I get more than one a proxy card or voting instruction form?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

How many copies of the Proxy Statement or Annual Report to Shareholders will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Proxy Statement or Annual Report to Shareholders to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will, however, deliver promptly a separate copy of the Proxy Statement or Annual Report to Shareholders to a security holder at a shared address to which a single copy of such documents was delivered, on written or oral request. Requests for copies of the Proxy Statement or Annual Report to Shareholders or requests to cease householding in the future should be directed to: Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949. If you share an address with another shareholder and wish to receive a single copy of these documents, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Shareholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

4

How can I obtain additional proxy materials or other Company materials?

The proxy materials and Annual Report included in this package, along with the Company’s other SEC filings, are available on the under the “Investors” page of the Company’s website at www.lightwavelogic.com. Any shareholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s amended and restated bylaws should contact the Company’s Secretary. Requests should be directed to: Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949.

Who pays for the cost of this proxy solicitation?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to aid in the solicitation of proxy materials for the estimated fee of $10,000 plus expenses. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Subject to SEC Rule 14a-16, proxies may be solicited by mail, telephone, email, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may by telephone, facsimile, email or other electronic means or personally, request the return of proxies.

Who are the largest principal shareholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 4.2% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Nevada Revised Statutes, our shareholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.lightwavelogic.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

5

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one or more than nine. Our Board of Directors currently consists of seven directors. Our Board of Directors is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with staggered terms of office and with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

The names of our directors, including the two (2) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of Directors

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Yves LeMaitre	60	2024	CEO, ED	Class I Expires 2027	no
James S. Marcelli	77	2008	CFO, COO, S, ED	Class III Expires 2026	no
Ronald A Bucchi	70	2012	COB, AC*, FE, NCGC	Class II Expires 2025	yes
Siraj Nour El-Ahmadi	60	2013	AVP	Class I Expires 2027	no
Craig Ciesla	52	2022	AC, CC, NCGC	Class II Expires 2025	yes
Laila S. Partridge	60	2023	AC, CC*, NCGC	Class III Expires 2026	yes
Thomas Connelly, Jr.	72	2024	CC, NCGC*	Class III Expires 2026	yes

AC - Audit Committee

AVP - Acting VP of Engineering (non-employee)

CEO - Chief Executive Officer

COB - Chair of the Board of Directors (non-executive)

CC - Compensation Committee

CFO, COO, S – Chief Financial Officer, Chief Operating Officer, Secretary

ED – Employee Director

FE - Financial Expert

NCGC – Nominating and Corporate Governance Committee

* Committee Chair

Business experience of Directors

Yves LeMaitre. Yves has served as our Chief Executive Officer since December 11, 2024. Yves joined our board of directors in August 2024 as a photonics industry veteran with 30+ years’ experience in the Optical Network and AI/Datacenter industry, as well as in global technology, corporate strategy and marketing. Yves has a proven track record as a trusted business advisor and transformational growth CEO, leading teams with an emphasis on corporate strategy, customer relationships, technology innovation and commercial execution. Since 2021, Yves has provided strategic leadership and business development consulting services in the optical communications, materials processing, consumer electronics, automotive, aerospace and defense, and life sciences sectors. He currently is a strategic board advisor to Trumpf Photonic Components, the global technology company specializing in developing lasers for optics. He is a strategic advisor to the optical, RF, and microelectronics division of Sanmina. As part of his consulting practice, Yves led the Optical Coherent Division of IPG Photonics, and advised and oversaw its divestiture to Lumentum. Earlier in his career, he was SVP of Luna Innovations’ North America business operation (following the acquisition of RIO Lasers, where he was President). For 10 years, he held roles of increasing responsibility through multiple acquisitions at Oclaro (acquired by Lumentum), ultimately becoming Lumentum’s Chief Strategy Officer. He was key to positioning Oclaro as a leader in optical connectivity and driving growth of indium phosphide lasers in datacenter segments (now generative AI front-end networks). Yves LeMaitre earned a master’s degree in mathematics and computer science from Nantes University in France. He also holds an engineering degree from Telecom Paris, Institut Polytechnique de Paris.

Mr. James S. Marcelli. James (Jim) Marcelli is Lightwave Logic’s chief financial officer with responsibilities including treasury, budgeting, compliance, audit coordination, financial systems, and controller oversight. Jim also serves as chief operating officer, overseeing Lightwave Logic’s day-to-day operations and efficiency initiatives. Jim became corporate secretary in March 2018. From August 2008 to April 2012, Jim served as Lightwave Logic’s president and chief executive officer. During his career, Jim has served as the president and chief executive officer of multiple start-up and growth companies including NTI, a high-tech manufacturing company, and LoCal Sales Inc., a business services company that he founded. He has held senior management roles at Teradyne Corp. and Sanmina Corp, which he co-founded, and positions across engineering, sales, marketing, operations and finance. Jim served as a mentor for the National Science Foundation’s Innovation Program (I-Corps). He has served on the boards of non-profits and business advisory boards, including the University of Colorado’s Colorado Springs Engineering School.

6

Mr. Ronald A. Bucchi. Ron has served as a director of our Company since 2012, and is the Chairman of the Board of Directors. Previously, Ron served as our Lead Director. He currently also serves as the Chair of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. During his career, Ron has served in CFO roles and provided CEO consulting, strategic planning, mergers, acquisitions, business sales and tax consultation to both domestic and international companies. He is a financial expert for Audit Committee purposes. Ron is currently Treasurer and director of the Petit Family Foundation, Inc. and a director of the Farmington Bank Foundation. He served as lead director and chair of the Audit Committee of First Connecticut Bancorp, Inc. (until its sale in 2018), where he also served on its Governance and Loan Committees. Additionally, Ron has served on numerous community boards and is past chair of the Wheeler Clinic and the Wheeler Regional Family YMCA of Greater Hartford. Ron is a Chartered Global Management Accountant of the American Institute of Certified Public Accountants (AICPA), and a member of the Connecticut Society of Certified Public Accountants. He is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit, and compensation.

Mr. Siraj Nour ElAhmadi. Siraj has served as a director of our Company since October 2, 2013, and he currently serves as the acting VP of Engineering of our Company, which is a non-employee role. Since 2021, Siraj has served as the Chief Commercial Officer and the General Manager of Data Products at Plume, the creator of the world’s first SaaS experience platform for communications service providers (CSPs) and their subscribers. At Plume, Siraj also leads strategy and corporate development activities, including M&A and strategic partnerships to expand the company’s leadership globally. Siraj brings 30+ years of experience developing and scaling multiple industry-first, award-winning technology products and solutions exceeding $1B in revenues. From 2004 to 2016, Siraj served as Co-Founder, President and Chief Executive Officer of Menara Networks, a developer of innovative products and solutions that simplify layered optical transport networks. Subsequent to Menara Networks acquisition by IPG Photonics (NASDAQ:IPGP), Siraj assumed the General Manager and President role of IPG Photonics optical transceiver division from 2016 to 2021. Prior to founding Menara, Siraj served as Vice President-Marketing & Product Management at Nortel where he was responsible for the OPTera LH 4000 ULR product (acquired from Qtera) that achieved over $2B in bookings in its first two years. Prior to that, Siraj was the Product Architect & Vice President of Product Management at Qtera Corporation, a successful technology start-up acquired by Nortel in 2000 for $3.25 billion. Siraj also held a Senior Manager position at Bell Northern Research and worked as a Transmission Engineer at WilTel (WorldCom) where he evaluated and deployed the world’s first bidirectional EDFA and bi-directional WDM transmission. Siraj holds a BS and MS in Electrical Engineering from the University of Oklahoma, is a member of Eta Kappa Nu and is the inventor of  over 30 patents in the area of optical communications. He serves on the University of Texas- Dallas Engineering College Industrial Advisory board, the technical advisory board of several technology startups, and has authored a number of publications and is a frequent speaker at telecom and optical networking events and conferences.

 Dr. Craig Ciesla. Craig has served as a director of our Company since January 2022, and he currently serves as a member of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. He is vice president for hardware engineering at 10X Genomics, a leading life sciences company. Previously, Craig served as Illumina Inc.’s vice president and head of advanced platforms and devices, leading a team driving innovation in sequencing platforms, microfluidics, and nanofabrication. During his career, Craig has held a variety of fiber optics industry leadership roles, including for Intel, JDSU, Bookham (now Lumentum), Ignis Optics. At Kaiam, as vice president of engineering, he was responsible for the development and production of 100G transceivers. As the founding CEO of Tactus Technology, Craig co-invented its polymer morphing screen technology. Craig holds a BSc (Hons.) in Applied Physics and doctorate in Physics from Heriot-Watt University in Scotland.

Ms. Laila Partridge. Laila has served as a director of our Company since August 2023, and she currently serves as the Chair of our Compensation Committee and as a member of our Audit Committee and Nominating and Corporate Governance Committee. Laila has 30+ years of executive experience in technology, corporate innovation and finance across a wide range of technologies, including telecommunications, internet infrastructure, AI, internet of things, and more. Laila is founder and chief executive officer of The HardTech Project, which addresses the funding gap for early-stage hardware start-ups at scale. Previously, she directed a global effort as Managing Director of the STANLEY +Techstars Accelerator to identify and invest in innovative technologies for industrial applications with an emphasis on electrification, sustainability and advanced manufacturing. She also served on the board of directors of Cambridge Bancorp (NASDAQ: CATC) and was a member of its Audit Committee and Compensation Committee until July 2024. She also was a Director of Strategic Investments at Intel Capital during its formative years. Laila began her career at Wells Fargo, where she also served as VP of Corporate Banking, leading complex corporate finance transactions for senior secured debt agencies in the Midwest. Laila was named one of the ten “2017 Women to Watch in Science and Technology” by Boston Business Journal. She holds a bachelor’s degree with honors from Wellesley College.

Dr. Thomas M. Connelly, Jr. Tom has served as a director of our Company since September 2024, and he serves as a member of our Compensation Committee and Nominating and Corporate Governance Committee. Tom served as CEO of the American Chemical Society, one of the largest scientific societies with 170,000 members worldwide. Previously, he was Chief Innovation Officer of DuPont and a member of its Office of the Chief Executive. Among his business responsibilities were performance materials and applied biosciences. He directed technical organizations and businesses while based in the US, Europe and Asia. Among the DuPont businesses he led were Delrin®, Kevlar®, Teflon®, and Sorona®. Dr. Connelly holds degrees in chemical engineering (highest honors) and economics from Princeton University, and as a Winston Churchill Scholar he received a PhD in chemical engineering from the University of Cambridge. As a member of the National Academy of Engineering, he chaired the National Academies of Sciences, Engineering, and Medicine’s committee for the Division on Earth and Life Studies. In addition, he has held advisory roles to the U.S. government and Republic of Singapore. Tom currently serves as chair of the compensation committee for Novelis, a wholly-owned subsidiary of Hindalco Industries Ltd, of India, and chair of the board of AV Group NB, Inc. Until August 2024, he served as a member of the board of directors of Grasim Industries Limited, where he served as a member of their risk management and audit committees.

The Board of Directors believes that each of the Directors named above has the necessary qualifications to be a member of the Board of Directors. Each Director has exhibited during his/her prior service as a director the ability to operate cohesively with the other members of the Board of Directors. Moreover, the Board of Directors believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

During the past ten years, none of our directors or nominees for director have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

7

Transactions with Related Persons

On December 11, 2024, our Company entered into an independent contractor consulting agreement with Siraj Nour El-Ahmadi, who is a member of our Board of Directors, to provide engineering services, other technical services and related services to our Company as an Acting Vice President of Engineering, which is a non-executive and non-employee position. The term of the consulting agreement is for a period of 6 months, which shall automatically be renewed and extended for consecutive one (1) month periods upon the terms and conditions set forth therein, unless different terms are agreed to between the parties in writing or the agreement is terminated. The consulting agreement is terminable at any time by either party after three (3) months following its effective date upon thirty (30) days prior written notice to the other party. The consulting agreement provides Mr. El-Ahmadi with the following compensation: (i) twenty thousand dollars ($20,000) per month beginning on the first of the month following the effective date of the consulting agreement until the termination of the consulting Agreement, (ii) a restricted stock award of twenty-five thousand (25,000) shares of the Company’s common stock, which will vest after three months from date of grant, (iii) an option to purchase up to seventy-five thousand (75,000) shares of the Company’s common stock, which will vest after three months from date of grant, and (iv) a cash bonus of fifty thousand dollars ($50,000) to be awarded at the Company’s discretion.

The aggregate fair value of the above-described (i) restricted stock award is $66,250, and option award is $163,607, as computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 11 - Stock Based Compensation of Notes to Financial Statements. The amounts shown for the stock award and option award do not reflect dollar amounts actually received by Mr. El-Ahmadi.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations pursuant to the provisions of the Charter of the Audit Committee of the Board of Directors.

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements, except that each of Yves LeMaitre and Dr. Thomas M. Connelly, Jr. filed one late Form 3.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics and Business Conduct which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. Our Code of Ethics and Business Conduct applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our Board of Directors. A copy of our Code of Ethics and Business Conduct is available for review on the “Leadership” page of the Company’s website at lightwavelogic.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

Director Independence Standards

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his/her or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

8

Director Independence

In December 2024, and then again in February 2025, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his/her background, employment and affiliations, including family relationships, our Board of Directors has determined that as of December 2024, each of Ronald A. Bucchi, Craig Ciesla, Laila Partridge, and Thomas Connelly, Jr. are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. Frederick J. Leonberger, who retired as a director on December 27, 2025, was also considered an independent director during 2024. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The members of our Board of Directors who are not or were not “independent directors” are current directors Yves LeMaitre, and James S. Marcelli (as a result of their executive officer status with our Company) and Siraj Nour El-Ahmadi, who serves as the Company’s acting VP of Engineering of our Company, which is a non-employee role. Mr. El-Ahmadi was considered to be an independent director until December 10, 2024. Additionally, Dr. Michael S. Lebby, who retired as a Director on December 10, 2024, was not an “independent director” as a result of his executive officer status with our Company.

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the “Leadership” page of the Company’s website lightwavelogic.com. All of our committees are compliant with the NASDAQ Stock Market Rules.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Ronald A. Bucchi, Craig Ciesla and Laila Partridge. Mr. Bucchi is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules for Audit Committee purposes. Our Board of Directors has designated Ronald A. Bucchi as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The principal functions of the Audit Committee are to: (a) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) oversee the Company’s enterprise risks, including but not limited to risks relating to the Company’s information technology use and protection, data governance, privacy, and cybersecurity, and the Company’s strategy to mitigate such risks; (c) oversee the Company’s relationship with its independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by, the independent auditors; (d) review the systems of internal controls that management and the Board have established; (e) oversee the quality and integrity of the Company’s Environmental, Social and Governance (“ESG”) reports and disclosures; (f) oversee the Company’s compliance with legal and regulatory requirements; and (g) facilitate communication among the Company’s independent auditors and the Company’s financial and senior management. The Audit committee may also exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors, including reviewing related party transactions, and exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors. The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held 4 meetings.

9

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

2.	Oversee the Company’s enterprise risks, including but not limited to risks relating to the Company’s information technology use and protection, data governance, privacy, and cybersecurity, and the Company’s strategy to mitigate such risks;

3.	Oversee the Company’s relationship with its independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by, the independent auditors;

4.	Review the systems of internal controls that management and the Board have established;

5.	Oversee the quality and integrity of the Company’s Environmental, Social and Governance (“SG”) reports and disclosures;

6.	Oversee the Company’s compliance with legal and regulatory requirements; and

7.	Facilitate communication among the Company’s independent auditors and the Company’s financial and senior management.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Audit Committee concerning independence, and has discussed with the outside auditors the outside auditor's independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Ronald A. Bucchi

Craig Ciesla

Laila Partridge

10

Compensation Committee

Our Compensation Committee is comprised of Laila Partridge, Craig Ciesla and Thomas Connelly, Jr., with Ms. Partridge being the chairperson of the Compensation Committee. Prior to December 10, 2024, Siraj Nour El-Ahmadi, and Frederick J. Leonberger (retired) were the members of our Compensation Committee. Mr. El-Ahmadi served as the chairperson of the Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is/was an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act, is/was a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act and is/was an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee’s purpose and powers are to (a) set compensation for executive officers and directors, (b) monitor incentive and equity-based compensation plans; (c) review and oversee the succession planning process for the CEO and other executive officers; (d) review, key organizational culture and human capital management strategies; (e) review and discuss with management the Company’s compensation discussion and analysis and file reports thereon and other reports as necessary; (f) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors; and (g) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. If the Committee elects to delegate any authority to a subcommittee, the subcommittee shall be comprised of at least two members who qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Exchange Act, and as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation. During 2024, our executive officers provided such recommendations.

The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held 4 meetings.

During November 2023, our Compensation Committee engaged Meridian Compensation Partners (“Meridian”), as compensation consultants to provide independent advice to the Compensation Committee in connection with matters pertaining to executive and outside director compensation. Meridian delivered a final report on executive benchmarking to the Compensation Committee in December 2023 and a final report on director compensation in February 2024. The Compensation Committee considered Meridian’s report relating to executive compensation, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) during 2024, to determine the terms of the Company’s 2024 executive compensation program, and Meridian’s report relating to director compensation to determine the terms of the Company’s 2024 director compensation program.

The Compensation Committee will consider Meridian’s final report relating to executive compensation and outside director compensation, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) during 2025. In particular, the Compensation Committee received an independent report from Meridian regarding the appropriateness of Lightwave Logic’s outside director compensation benchmarking peers in light of recent changes to our Company’s business strategy and profile. The Compensation Committee will consider this report in connection with the determination of the benchmarking peer group that the Compensation Committee will utilize as a market reference for outside director compensation, incentive design practices and equity usage during 2025. The criteria for peer group selection the Compensation Committee expects to adjust are related to industry/sector, market capitalization and revenue.

11

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Thomas Connelly, Jr., Ronald A. Bucchi, Craig Ciesla and Laila Partridge, with Mr. Connelly being the chairperson of the Nominating and Corporate Governance Committee. Prior to December 10, 2024, Siraj Nour El-Ahmadi, and Frederick J. Leonberger (retired) were also the members of our Nominating and Corporate Governance Committee, and Dr. Leonberger served as the chairperson of the Committee. Our Board of Directors has determined that each of the committee members is/was an independent director for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act. The Nominating and Corporate Governance Committee’s purpose and powers are to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors; (b) Evaluate the Board and its committees; (c) develop the Company's corporate governance guidelines and additional corporate governance policies; (d) oversee the Company’s ESG activities; (e) oversee and participate in investor engagement and communications; (f) oversight and participation in the Company’s cybersecurity risk matters (g) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors; and (h) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held 3 meetings.

The directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our shareholders and other stakeholders. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a shareholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a shareholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any shareholder or group of shareholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of shareholders, shareholders should follow the following notice procedures and comply with applicable provisions of our amended and restated bylaws. To consider a candidate recommended by a shareholder for nomination at the 2026 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Shareholder Proposals for 2026 Annual Meeting.” The recommendation must include the information specified in our amended and restated bylaws for shareholder nominees to be considered at an annual meeting. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our shareholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14A filed on April 11, 2024.

12

Operations Committee

Our Board of Directors established an Operations Committee in order to utilize the talent of its members of the Board of Directors on a temporary basis for various short-term Company projects. Dr. Frederick Leonberger became a director of our Company on April 1, 2017 and was appointed to serve on the Company’s Operations Committee at that time. Siraj Nour El-Ahmadi became a director of our Company on November 1, 2013 and was appointed to serve on the Company’s Operations Committee on September 1, 2020. The Operations Committee was established to operate as an “as needed” committee. The Operations Committee was established to assist the Board and the Company’s management by providing general assistance relating to the applicable needs of the Company during the time the Board activates the committee. The Operations Committee may be activated and deactivated at any time by the Board of Directors. The Operations Committee is currently deactivated. The Operations Committee Charter is available to shareholders on our website at www.lightwavelogic.com. During our last fiscal year, our Operations Committee held 6 meetings.

Meetings of the Board and Committees; Meeting Attendance

During 2024, there were 5 meetings of the Board of Directors. During fiscal 2024, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our amended and restated bylaws and the Nevada Revised Statutes.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. All of the members of our Board of Directors attended our 2024 annual meeting.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors. Mr. Yves LeMaitre serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. Mr. Ronald A. Bucchi serves as our Chair of the Board of Directors, which is a non-executive position, and is responsible for performing a variety of functions related to our corporate leadership and governance, including steering the direction of the Company, coordinating board activities, setting relevant items on the agenda, leading the Board’s review of our Chief Executive Officer and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the independent directors. Mr. Bucchi is an independent director. Our Board of Directors has determined that this leadership structure is appropriate for the size of our Company.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. Additionally, the Audit Committee is responsible for oversight of the Company’s enterprise risks, including but not limited to risks relating to the Company’s information technology use and protection, data governance, privacy, and cybersecurity, and the Company’s strategy to mitigate such risks. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Shareholder Communications with the Board

Shareholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. These communications will be delivered to the Board, or any individual director, as specified.

13

Hedging Disclosure/Insider Trading

Under our Insider Trading Policy, our Covered Employees (all executive officers, directors, employees, and agents of the Company, and its subsidiaries, and the Immediate Family Members (as defined in the policy) of executive officers, directors and employees of the Company are prohibited from engaging in the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities on our securities, unless advance approval for the transaction is obtained from the compliance officer of the policy; (iii) holding our securities in a margin account or otherwise pledging our securities as collateral for loan, unless advance approval for the transaction is obtained from the compliance officer of the policy; and (iv) engaging in hedging or monetization transactions or similar arrangements with respect to our securities. Additionally, our Section 16 Insiders (the Company’s directors, executive officers and holders of more than 10% of the outstanding shares of any class of the Company’s securities registered under Section 12 of the Exchange Act) are prohibited from engaging in short term trading of our securities.

Our Company’s insider trading policy was adopted to govern the purchase and sale of our Company’s securities by our directors, officers, and other employees to ensure these transactions are conducted in compliance with applicable securities laws, and in particular, to ensure avoiding trading in the Company’s securities while in possession of material, non-public information about our Company. A copy of our Insider Trading Policy was included as Exhibit 19.1 to our Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024.

Clawback Policy

Our Company has adopted a compensation recovery policy (a “clawback policy”) as required under the Dodd-Frank Act and in accordance with the NASDAQ’s listing rules, in each case relating to recovering erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement. A copy of the policy was included as Exhibit 97.1 to our Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2024.

Diversity Policy

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our shareholders and other stakeholders.

14

EXECUTIVE OFFICERS

Identity of Executive Officers

Name	Age	Position
Yves LeMaitre	60	Director, Chief Executive Officer
Thomas Zelibor	70	President,
James S. Marcelli	77	Director, Chief Financial Officer, Chief Operating Officer, Secretary

Business Experience of Executive Officers

The business experience of Messrs. LeMaitre and Marcelli is described above under the caption “Business Experience of Directors.”

Thomas E. Zelibor, Rear Admiral, USN (Ret). Tom has served as our President since December 11, 2024. Tom is an accomplished operational and strategic leader and trusted business advisor with a strong technical background. He has scaled companies to rapid growth in technology, space, telecom, software, systems, and services industries. Tom’s experience includes guiding high-tech entrepreneurial startups, Fortune 500, and government clients to implement programs, processes, and controls on the path to transformation, product commercialization, and sustainable value creation. Tom served as Lightwave Logic’s CEO (2011-17) and Board Chair (2011-22). He also served as the CEO of Flatirons Solutions and the not-for-profit United States Space Foundation. As the U.S. Navy’s chief information officer, Tom oversaw a multibillion-dollar annual budget, delivering increased growth and efficiency while directing IT policy, Navy space, processes, and cyber security strategy. He continues to serve as a director for several private companies. Throughout his career, Tom’s change management and leadership expertise has sought to realign company functions with key infrastructure and sales and marketing improvements to spearhead rapid growth. Tom credibly engages with the investment community on company vision, strategy, and technology. He has a track record of empowering employees to drive innovation, improve efficiencies, and accelerate decision-making. Tom served in the United States Navy from 1976 to 2006 with critical senior roles from 1998 to 2005, including Commander of Naval Space Command, Commander of Carrier Group Three, and in the U.S. Strategic Command as Director of Global Operations. Following that, he was VP of Strategic Operations for Science Applications International Corporation (SAIC) and then Dean of the College of Operational and Strategic Leadership at the Naval War College. Tom received his bachelor’s degree in Oceanography from the United States Naval Academy in 1976. He retired as a Navy Rear Admiral and Naval Aviator with over 35 years of significant leadership experience. The highlight of his military career was as Commander Task Force 50, where he led three U.S. carrier battle groups, two NATO carriers, nearly 60 other U.S. and coalition ships, 300 aircraft, and thousands of personnel in the North Arabian Sea, conducting combat operations in Afghanistan subsequent to the terrorist attacks of September 11, 2001.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers. In the discussion that follows, “executive officers” or “executives” refers to our 2024 named executive officers, Dr. Lebby and Messrs. LeMaitre, Zelibor and Marcelli, and unless the context otherwise requires, all references to the “Compensation Committee” means our standing Compensation Committee. A discussion of the policies and decisions that shape our executive compensation program, including the specific objectives and elements, is set forth below.

Executive Compensation Objectives and Philosophy

The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical for the continued growth and success of our Company and to align the interests of these executives with those of our shareholders. To this end, our compensation programs for executive officers are designed to achieve the following objectives:

•	attract talented and experienced executives to join the Company;
•	motivate, reward and retain executives whose knowledge, skills and performance are critical to our success;
•	be “market-based” and reflect the competitive environment for personnel;
•	focus executive behavior on achievement of our corporate mission and long-term corporate objectives and strategy;
•	be affordable, within the context of our operating expense model;
•	be fairly and equitably administered;
•	reflect our values; and
•	align the interests of management and shareholders by providing management with longer-term incentives through equity ownership.

15

To achieve these objectives, the Compensation Committee reviews the allocation of compensation components regularly to help ensure alignment with strategic and operating goals, competitive market practices and our changing business needs. The Compensation Committee focuses on simplicity and flexibility wherever possible. During 2024, the Compensation Committee did not adopt and apply a specific across the board formula to determine the allocation between cash and non-cash forms of compensation or determining cash bonus compensation for executive officers. Certain compensation components, such as base salaries, bonuses, benefits and perquisites, are intended primarily to attract and retain qualified executives. Other compensation elements, such as long-term equity opportunities, are designed to strongly align named executive officers’ interests with those of shareholders.

Elements of Executive Officer Compensation

During 2024, the primary elements of our executive officer compensation program were:

•	annual base salary;

•	cash bonus compensation; and

•	long-term equity compensation in the form of stock option grants and restricted stock awards, with the objective of aligning the executive officers’ long-term interests with those of the shareholders.

During 2024, the Compensation Committee did not have any formal or informal policy for determining cash bonus compensation, allocating compensation between long-term and short-term compensation, between cash and non-cash compensation, or among the different forms of non-cash compensation for fiscal year 2024. Instead, the Compensation Committee determined what it believed to be the appropriate level and mix of the various compensation components (with input from the Nominating and Corporate Governance Committee), based upon Company performance against stated objectives and individual performance, with a certain percentage weight assigned to each of these elements. With respect to Dr. Lebby and Mr. Marcelli, target bonus compensation was set at 100% of their annual base salary as follows: each of their annual cash bonus target amount was set at 50% of annual base salary, and non-cash bonus target amount was set at 50% of annual base salary. Messrs. LeMaitre and Zelibor were each provided with a set cash bonus target amount and no non-cash bonus was provided to these particular executives.

In establishing overall executive compensation levels and making specific compensation decisions for the executive officers in 2024, the Compensation Committee considered a number of criteria, including the executive officer’s position, their applicable employment agreement, prior compensation levels, scope of responsibilities, prior and current period performance, attainment of individual and overall company performance objectives and retention concerns. In addition, the Compensation Committee considered the results of the advisory vote by shareholders on the "say-on-pay" proposal presented to shareholders in the past. Therefore, with respect to annual base salary and long-term equity compensation, our 2024 executive compensation approach was overall generally in line with the historic executive compensation approach previously approved by our shareholders in the past. Additionally, with respect to Mr. Marcelli, to determine 2024 cash bonus compensation, the Compensation Committee considered certain financial, strategic and operational goals that were achieved by our Company during 2024. Dr. Lebby received no bonus compensation for 2024. Each of Mr. LeMaitre and Mr. Zelibor were hired in December 2024, so any annual bonus compensation to be paid to these executives will be paid at the discretion of the Board of Directors during 2025.

In considering compensation of executives, one of the factors the Board of Directors takes into account is the anticipated tax treatment of various components of compensation. Our Board’s strategy is to be cost and tax efficient and the Board intends to preserve corporate tax deductions where possible, while maintaining the flexibility in the future to approve arrangements that it deems to be in our best interests and the best interests of our shareholders, even if such arrangements do not always qualify for full tax deductibility. Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for certain compensation in excess of $1 million to our named executive officers had no effect on our Company for our 2023 and 2024 compensation levels of named executive officers, and we do not expect Section 162(m) to have an effect on us for such 2025 compensation levels.

The Compensation Committee performs a review of compensation for our executive officers annually. As part of this review, the Compensation Committee takes into consideration its understanding of external market data, including companies competing in our industry.

During October 2021, our Compensation Committee engaged Pearl Meyer, as compensation consultants to provide independent consulting services in the form of an Executive Compensation Competitive Assessment, with Findings and Directional Recommendations, in support of the Committee’s objectives related in general to the competitiveness of our Company’s executive compensation program. The scope of work consisted of assisting the Company (a) conduct an Executive Compensation analysis to assess market competitiveness and (b) develop recommendations for new and/or revised compensation programs. Pearl Meyer delivered its final report to the Compensation Committee in November 2021. The Compensation Committee considered Pearl Meyer’s Executive Compensation Competitive Assessment, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) in January 2022, in determining the terms of the Company’s 2022 executive compensation program, and again in March 2023, in determining the terms of the 2023 executive compensation program.

During November 2023, our Compensation Committee engaged Meridian Compensation Partners (“Meridian”), as compensation consultants to provide independent advice to the Compensation Committee in connection with matters pertaining to executive and outside director compensation. Meridian delivered a final report on executive benchmarking to the Compensation Committee in December 2023 and a final report on director compensation in February 2024. The Compensation Committee considered Meridian’s final report relating to executive compensation, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) during 2024, to determine the terms of the Company’s 2024 executive compensation program.

16

The Compensation Committee received an independent report from Meridian regarding the appropriateness of Lightwave Logic’s compensation benchmarking peers in light of recent changes to our Company’s business strategy and profile. The Compensation Committee will consider this report in connection with the determination of the benchmarking peer group that the Compensation Committee will utilize as a market reference for outside director compensation, incentive design practices and equity usage during 2025. The criteria for peer group selection the Compensation Committee expects to adjust are related to industry/sector, market capitalization and revenue.

Mr. LeMaitre. On December 10, 2024, we entered into an employee agreement with Mr. LeMaitre which provides that Mr. LeMaitre’s base salary will be $420,000 per year and sets his cash bonus at $150,000, based on the achievement of the Company’s objectives, as established by the Board or the Compensation Committee. In addition, Mr. LeMaitre received a sign-on equity award in the form of 50,000 shares of restricted stock and 150,000 stock options that will both vest on June 10, 2025.

Mr. Zelibor. On December 10, 2024, we entered into an employee agreement with entered into an employment agreement which provides that Mr. Zelibor’s base salary will be $360,000 per year and sets his annual cash bonus target amount at $75,000, based on the achievement of the Company’s objectives, as established by the Board or the Compensation Committee. In addition, Mr. Zelibor will receive a sign-on equity award in the form of 35,000 shares of restricted stock and 80,000 stock options that will both vest on June 10, 2025.

Mr. Marcelli. On March 16, 2023, we entered into an employee agreement amendment with Mr. Marcelli to change Mr. Marcelli’s base salary to $367,500 per year, effective January 1, 2023; and set Mr. Marcelli’s annual bonus target amount at $147,000. Mr. Marcelli was also granted an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. Mr. Marcelli’s 2023 earned cash bonus was $58,984. On June 18, 2024, we entered into an employee agreement amendment with Mr. Marcelli to change’s Mr. Marcelli’s base salary to $385,875 per year, effective January 1, 2024; and set Mr. Marcelli’s annual (i) cash bonus target amount at $192,938 and (ii) non-cash bonus target amount at $192,938 based on the Company achieving targets as shall be set by the Board or the Compensation Committee thereof. Mr. Marcelli’s 2024 earned cash bonus was $57,881 and his earned non-cash bonus was an equity award in the form of an option to purchase up to 32,336 shares of Company common stock at an exercise price equal to $1.79 per share.

Dr. Lebby. On March 16, 2023, we entered into an employee agreement amendment with Dr. Lebby to change Dr. Lebby’s base salary to $420,000 per year, effective January 1, 2023; and set Dr. Lebby’s annual bonus target amount at $210,000. Dr. Lebby was also granted an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. Dr. Lebby’s 2023 earned cash bonus was $74,025. On June 18, 2024, we entered into an employee agreement amendment with Dr. Lebby to change Dr. Lebby’s base salary to $441,000 per year, effective January 1, 2024 and set Dr. Lebby’s annual (i) cash bonus target amount at $220,500 and (ii) non-cash bonus target amount at $220,500 based on the Company achieving targets as shall be set by the Board or the Compensation Committee thereof. Dr. Lebby was also granted an option to purchase up to 150,000 shares of Company common stock at an exercise price equal to $5.00 per share. Dr. Lebby’s 2024 earned cash bonus was $0 and his earned non-cash bonus was $0.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives. When establishing base salaries, the compensation committee considers a variety of other factors such as the executive’s scope of responsibility, individual performance and prior employment experience, in addition to affordability within the context of our operating expense model. Base salaries are reviewed at least annually by our Compensation Committee and may be adjusted from time to time based upon market conditions, individual responsibilities and Company and individual performance.

•	Mr. LeMaitre. During 2024, Mr. LeMaitre’s annual base salary was $420,000.
•	Mr. Zelibor. During 2024, Mr. Zelibor’s annual base salary was $360,000.
•	Mr. Marcelli. During 2024 and 2023, Mr. Marcelli’s annual base salary was $385,875 and $367,500, respectively.
•	Dr. Lebby. During 2024 and 2023, Dr. Lebby’s annual base salary was $441,000 and $420,000, respectively.

Cash Bonuses

During 2023 and 2024, to determine cash bonus compensation, the Compensation Committee considered certain financial, strategic and operational goals that were achieved by our Company during those years, which included to a small degree, benchmark results against historical stock performance and the stock performance of peers. The Compensation Committee recognizes the creation of sustainable shareholder value is important to the long-term interests of the shareholders, as a result, strategic and operational goals were the most important components for the determination of cash bonuses for our overall executive compensation program during 2023 and 2024.

17

The following summarizes the executive cash bonus awards earned by our executive officers during 2023 and 2024, separated based on both the timing of the payment and the performance year for which the bonus was earned:

		Earned for year		Paid in Year
Name	Year	2023	2024	2023	2024	2025

Yves LeMaitre	2024	—	—	—	—	—

Thomas Zelibor	2024	—	—	—	—	—

James S. Marcelli	2024	—	57,881	—	—	57,881
	2023	58,984	—	—	58,984	—

Dr. Michael S. Lebby	2024	—	—	—	—	—
	2023	74,025	—	—	74,025	—

Long-term Equity Compensation

Long-term equity compensation allows the executive officers to share in any appreciation in the value of our common stock. Our Compensation Committee believes that stock option participation aligns executive officers’ interests with those of the shareholders. The amounts of the awards are designed to reward past performance, create incentives to meet long-term objectives and ensure that we retain executive talent over a longer period of time. Awards are based upon various factors, including market conditions.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price, and stock option vest over time, subject to continued employment with our Company over the vesting period. Stock options generally vest monthly or quarterly over a period of one year. All stock options have an exercise price equal to fair market value of our common stock on the date of grant, which is equal to our closing market price on such date, and are issued from the Company’s 2016 Equity Incentive Plan.

Restricted stock awards provide our executive officers with Company stock with certain restrictions. The shares are owned and issued on the date of the grant, but the shares are typically subject to continued employment with our Company over the vesting period. Restricted stock awards are also considered “restricted” stock, because the shares cannot be freely transferred or traded until vested. Presently, all restricted stock awards are issued from the Company’s 2016 Equity Incentive Plan.

Mr. LeMaitre. The Compensation Committee granted Mr. LeMaitre the following equity awards: On (i) August 1, 2024, an option to purchase up to 37,500 options at an exercise price equal to $5.00. The options vest as follows: 7,500 vest on August 1, 2024 and the balance vest in 4 equal monthly installments of 7,500 beginning September 1, 2024. The options expire on July 31, 2034, (ii) August 1, 2024, 12,924 restricted stock awards. The shares vest in nine equal quarterly installments of 1,436 shares beginning September 1, 2024, (iii) December 10, 2024, an option to purchase up to 150,000 options at an exercise price equal to $2.65, all of which vest on June 10, 2025. The options expire on December 9, 2034, and (iv) December 10, 2024, 50,000 restricted stock awards, all of which vest on June 10, 2025. As of the record date, no additional stock options were granted to Mr. LeMaitre during 2025.

Mr. Zelibor. The Compensation Committee granted Mr. Zelibor the following equity awards: On December 10, 2024 (i) an option to purchase up to 80,000 options at an exercise price equal to $2.65, all of which vest on June 10, 2025. The options expire on December 9, 2034, and (ii) 35,000 restricted stock awards, all of which vest on June 10, 2025. As of the record date, no additional stock options were granted to Mr. Zelibor during 2025.

Mr. Marcelli. The Compensation Committee granted Mr. Marcelli the following stock options to purchase shares of Company common stock: On: (i) March 16, 2023, an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 40,003 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023. The options expire on March 15, 2033, and (ii) On June 18, 2024, an option to purchase up to 120,000 shares of Company common stock at an exercise price equal to $5.00 per share. The options vest as follows: 60,000 options vested on June 18, 2024, with the remaining options vesting in 6 equal monthly installments beginning on July 1, 2024. The options expire on June 17, 2034, (iii) on February 6, 2025, a fully vested option to purchase 32,336 shares of Company common stock at an exercise price equal to $1.79 per share. The options expire on February 5, 2035. As of the record date, no additional stock options were granted to Mr. Marcelli during 2025.

Dr. Lebby. The Compensation Committee granted Dr. Lebby the following stock options to purchase shares of Company common stock: On: (i) March 16, 2023, an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 50,006 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023. The options expire on March 15, 2033, and (ii) On June 18, 2024, an option to purchase up to 150,000 shares of Company common stock at an exercise price equal to $5.00 per share. The options vest as follows: 75,000 options vested on June 18, 2024, with the remaining options vesting in 6 equal monthly installments beginning on July 1, 2024. The options expire on June 17, 2034.

18

Equity Grant Timing

The Board and Compensation Committee strives to grant annual equity awards to executives at the beginning of the fiscal year, based on prior year's performance, and to outside directors each year during the week following the Company’s Annual Shareholder Meeting upon the election of the new slate of directors for the coming year.  The Board and Compensation Committee may also consider and approve interim or mid-year grants, from time to time based on business needs. The Board and Compensation Committee takes material nonpublic information into account when determining the timing and terms of equity awards, and, the Compensation Committee does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Stock Ownership and Retention Guidelines

We currently maintain no stock ownership and retention guidelines for executive officers and directors of the Company.

CEO Retirement - Lebby Separation

Dr. Michael Lebby, our Company’s former Chief Executive Officer, retired from all positions with the Company effective December 10, 2024. In connection with his retirement, Dr. Lebby was provided with the payments and benefits described below under “2024 Executive Compensation Tables — Employee, Severance, Separation and Change in Control Agreements.

Benefits and Other Compensation

Generally, benefits available to executive officers are available to all employees on similar terms and include health and welfare benefits, disability benefits and a 401(k) plan.

We provide the benefits above to attract and retain our executive officers by offering compensation that is competitive with other companies similar in size and stage of development. These benefits represent a relatively small portion of their total compensation.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the Company’s Board or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past. Neither of Ms. Partridge, Mr. Ciesla, Mr. Connelly, Mr. El-Ahmadi nor Dr. Fred Leonberger (retired December 27, 2024), each of whom served on the Company’s Compensation Committee during fiscal year 2024, were at any time during fiscal year 2024 or prior to fiscal year 2024 an officer or employee of the Company. Neither of Ms. Partridge, Mr. Ciesla, Mr. Connelly, Mr. El-Ahmadi nor Dr. Fred Leonberger have any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

19

2024 Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2024 and 2023.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)(1)	(d)		(e)(2)	(f)(2)	(g)(3)	(h)
Yves Le Maitre(4)	2024	35,250	—		173,340	418,106	177	626,873
CEO

Dr. Michael S. Lebby(5)	2024	441,000	—		—	387,037	4,058	832,095
CEO; Director	2023	420,000	74,025		—	848,478	3,878	1,346,381

Thomas E. Zelibor(6)	2024	19,500	—		92,750	174,514	131	286,895
President

James S. Marcelli(7)	2024	385,875	115,762	(8)	—	309,629	3,243	814,509
President; CFO;COO; Sec., Director	2023	367,500	58,984		—	678,782	3,019	1,108,385

1.	Where the named executive officer serves as both an officer and a director, the named executive officer’s compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director. See footnote 4 below.

2.	The aggregate fair value of awards and options in columns (e) and (f) are computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 11 - Stock Based Compensation of Notes to Financial Statements. The amounts shown in columns (e) and (f) do not reflect dollar amounts actually received by our named executive officers.

3.	The amount in column (g) reflects a salary gross up for long term disability premium payments.
4.	Mr. Le Maitre was appointed as the Company’s CEO on December 11, 2024. Prior to his appointment as CEO, during 2024, Mr. Le Maitre served as a non-executive director of the Company. His 2024 compensation also includes $12,500 of compensation for serving as a non-executive director.
5.	Dr. Lebby retired from all officer and director positions with the Company on December 10, 2024. In connection with his retirement, the Company will continue to pay Dr. Lebby his annual base salary of $441,000 and health insurance benefits for a period of 12 months. See “Employee, Severance, Separation and Change in Control Agreements” below.
6.	Mr. Zelibor was appointed as the Company’s President on December 11, 2024.
7.	Mr. Marcelli’s position as President of the Company was changed to Chief Financial Officer on December 11, 2024.
8.	Represents cash bonus of $57,881 and non-cash bonus in the form of stock options valued at $57,881 (see footnote 2 above).

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f).

Narrative disclosure to Summary Compensation Table is contained in “Compensation Discussion and Analysis” above and “Employee, Severance, Separation and Change in Control Agreements” below.

20

2024 Grants Of Plan-Based Awards Table

The following table shows stock option and stock grants made to executive officers during 2024.

	Option Awards(1)				Stock Awards(1)
Name	Grant Date	Number of Stock Options (#)	Exercise Price ($)	Grant Date Fair Value of Options ($)	Number of Shares or Units of Stock Issued	Grant Date Fair Value of Stock Units ($)

Yves Le Maitre	8/1/2024	37,500	5.00	90,893	12,924	40,840
	12/10/2024	150,000	2.65	327,213	50,000	132,500

Thomas E. Zelibor	12/10/2024	80,000	2.65	174,514	35,000	92,750

James S. Marcelli	6/18/2024	120,000	5.00	309,629	—	—

Dr. Michael S. Lebby	6/18/2024	150,000	5.00	387,037	—	—

1.	Issued from the Company’s 2016 Equity Incentive Plan.

Employee, Severance, Separation and Change in Control Agreements

Mr. Yves LeMaitre Employee Agreement- Chief Executive Officer

•	On December 10, 2024, we entered into an employment agreement with Mr. Yves LeMaitre (the “LeMaitre Employment Agreement”). The term of the LeMaitre Employment Agreement commenced on December 11, 2024, for a period of 12 months, following which time the LeMaitre Employment Agreement may be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Mr. LeMaitre’s base salary will be $420,000 per year and he will be eligible for a cash bonus of up to $150,000, based on the achievement of the Company’s objectives, as established by the Board or the Compensation Committee thereof. Mr. LeMaitre received a sign-on equity award in the form of 50,000 shares of restricted stock and 150,000 stock options that will both vest on June 10, 2025. The LeMaitre Employment Agreement shall automatically terminate upon (i) his death (ii) the expiration of the Employment Term; or (iii) Mr. LeMaitre voluntarily leaving the employ of the Company with 30 days prior written notice. Further, Mr. LeMaitre’s employment with the Company shall terminate, at the Company’s discretion, upon written notice to Mr. LeMaitre if the Company terminates his employment hereunder for “cause”. For purposes hereof, “cause” shall include (i) Mr. LeMaitre’s willful malfeasance, misfeasance, nonfeasance or gross negligence, (ii) any willful misrepresentation or concealment of a material fact made by Mr. LeMaitre in connection with the LeMaitre Employment Agreement; (iii) the willful breach of any covenant made by Mr. LeMaitre under the LeMaitre Employment Agreement; or (iv) the failure of Mr. LeMaitre to meet the performance standards described in the LeMaitre Employment Agreement. Notwithstanding the above, if Mr. LeMaitre is terminated by the Company without cause during the term of the LeMaitre Employment Agreement, the Company shall be obligated to pay to Mr. LeMaitre the compensation set forth in the LeMaitre Employment Agreement for the remainder of its term.

Mr. Thomas E. Zelibor Employee Agreement- President

•	On December 10, 2024, we entered into an employment agreement with Mr. Thomas E. Zelibor (the “Zelibor Employment Agreement”). The term of the Zelibor Employment Agreement commenced on December 11, 2024, for a period of 12 months, following which time the Zelibor Employment Agreement may be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Mr. Zelibor’s base salary will be $360,000 per year and he will be eligible for an annual cash bonus of up to $75,000, based on the achievement of the Company’s objectives, as established by the Board or the Compensation Committee thereof. Mr. Zelibor received a sign-on equity award in the form of 35,000 shares of restricted stock and 80,000 stock options that will both vest on June 10, 2025. The Zelibor Employment Agreement shall automatically terminate upon (i) his death (ii) the expiration of the Employment Term; or (iii) Mr. Zelibor voluntarily leaving the employ of the Company with 30 days prior written notice. Further, Mr. Zelibor’s employment with the Company shall terminate, at the Company’s discretion, upon written notice to Mr. Zelibor if the Company terminates his employment hereunder for “cause”. For purposes hereof, “cause” shall include (i) Mr. Zelibor’s willful malfeasance, misfeasance, nonfeasance or gross negligence, (ii) any willful misrepresentation or concealment of a material fact made by Mr. Zelibor in connection with the Zelibor Employment Agreement; (iii) the willful breach of any covenant made by Mr. Zelibor under the Zelibor Employment Agreement; or (iv) the failure of Mr. Zelibor to meet the performance standards described in the Zelibor Employment Agreement. Notwithstanding the above, if Mr. Zelibor is terminated by the Company without cause during the term of the Zelibor Employment Agreement, the Company shall be obligated to pay to Mr. Zelibor the compensation set forth in the Zelibor Employment Agreement for the remainder of its term.

21

 Mr. James S. Marcelli Employee Agreement- Chief Financial Officer; Chief Operating Officer

•	On August 10, 2015, we entered into a new employment agreement with Mr. Marcelli, which was amended during 2015 and 2017 (collectively, the “Marcelli Employment Agreement”), which replaced his previous employment agreement, as amended. The term of the Marcelli Employment Agreement commenced on January 1, 2014 and expires December 31, 2019, following which time the Marcelli Employment Agreement will be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Upon entering into the Marcelli Employment Agreement, Mr. Marcelli was granted (i) 50,000 stock options, which have an exercise price of $0.67 per share and are fully vested at this time.

•	On April 8, 2019, we entered into an amended employee agreement with Mr. Marcelli, to (i) increase his base salary to $262,500 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to December 31, 2021. Additionally, Mr. Marcelli was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019.

•	On April 19, 2021, we entered into an amended employee agreement with Mr. Marcelli to (i) increase his base salary to $271,800 per year effective May 1, 2021, and (ii) extend his employee agreement’s expiration date to December 31, 2023. Additionally, Mr. Marcelli was granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021.

•	On January 18, 2022, we entered into entered into an employee agreement amendment with Mr. Marcelli to (i) change Mr. Marcelli’s base salary to $350,000 per year; and (ii) set Mr. Marcelli’s annual bonus target amount at $140,000. Additionally, Mr. Marcelli was also granted an option to purchase up to 80,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022.

•

On March 16, 2023, we entered into entered into an employee agreement amendment with Mr. Marcelli to (i) change Mr. Marcelli’s base salary to $367,500 per year; and (ii) set Mr. Marcelli’s annual bonus target amount at $147,000. Additionally, Mr. Marcelli was also granted an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 40,003 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.

•	On April 26, 2023, we entered into entered into an employee agreement amendment with Mr. Marcelli to extend his employee agreement’s expiration date to December 31, 2025.
•	On June 18, 2024, we entered into entered into an employee agreement amendment with Mr. Marcelli to (i) change Mr. Marcelli’s base salary to $385,875 per year; and (ii) set Mr. Marcelli’s annual bonus target amount at $385,875. Additionally, Mr. Marcelli was granted an option to purchase up to 120,000 shares of Company common stock at an exercise price equal to $5.00 per share. The options vest as follows: 60,000 options vest on June 18, 2024, with the remaining options vesting in 6 equal monthly installments beginning on July 1, 2024. The options expire on June 17, 2034.

•	If Mr. Marcelli’s employment terminates upon his death and key man life insurance is in place for Mr. Marcelli, our Company will continue to pay the compensation described in the Marcelli Employment Agreement to his estate through the remainder of the term of the Marcelli Employment Agreement, or 12 months, whichever is longer. If Mr. Marcelli’s employment terminates upon the expiration of the term of the Marcelli Employment Agreement, and the Company elects for any reason not to renew the Marcelli Employment Agreement for an additional 12-month term, then our Company will continue to pay to Mr. Marcelli the compensation described in the Marcelli Employment Agreement for a period of 9 months the after the termination. If Mr. Marcelli’s employment is terminated by the Company without cause during the term of the Marcelli Employment Agreement, the Company will pay to Mr. Marcelli the compensation described in the Marcelli Employment Agreement for the remainder of the term of Marcelli Employment Agreement or 12 months, whichever is longer.

22

Dr. Michael S. Lebby Employee Agreement- Chief Executive Officer (Retired December 10, 2024)

•	On March 20, 2017, we entered into an employment agreement with Dr. Michael S. Lebby (the “Lebby Employment Agreement”). The term of the Lebby Employment Agreement commenced on May 1, 2017 for a period of 24 months, following which time the Lebby Employment Agreement will be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Upon entering into the Lebby Employment Agreement, Dr. Lebby was granted (i) 350,000 stock options, which have an exercise price of $0.70 per share and are fully vested at this time.

•	On April 8, 2019, we entered into an amended employee agreement with Dr. Lebby to (i) increase his base salary to $278,250 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to April 30, 2021. Additionally, Dr. Lebby was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019.

•	On April 19, 2021, we entered into an amended employee agreement with Dr. Lebby to (i) increase his base salary to $288,000 per year effective May 1, 2021, and (ii) extend his employee agreement’s expiration date to April 30, 2023. Additionally, Dr. Lebby was granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021.

•	On January 18, 2022, we entered into an employee agreement amendment with Dr. Lebby to (i) change’s Dr. Lebby’s base salary to $400,000 per year; and (ii) set Dr. Lebby’s annual bonus target amount at $200,000. Additionally, Dr. Lebby was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022.

•

On March 16, 2023 we entered into an employee agreement amendment with Dr. Lebby to (i) change’s Dr. Lebby’s base salary to $420,000 per year; and (ii) set Dr. Lebby’s annual bonus target amount at $210,000. Additionally, Dr. Lebby was granted an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 50,006 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.

•	On April 26, 2023, we entered into an employee agreement amendment with Dr. Lebby to extend his employee agreement’s expiration date to April 30, 2025.
•	On June 18, 2024, we entered into entered into an employee agreement amendment with Dr. Lebby to (i) change Dr. Lebby’s base salary to $441,000 per year; and (ii) set Dr. Lebby’s annual bonus target amount at $441,000. Additionally, Dr. Lebby was granted an option to purchase up to 150,000 shares of Company common stock at an exercise price equal to $5.00 per share. The options vest as follows: 75,000 options vest on June 18, 2024, with the remaining options vesting in 6 equal monthly installments beginning on July 1, 2024. The options expire on June 17, 2034.

•	If Dr. Lebby’s employment terminates upon the expiration of the term of the Lebby Employment Agreement, and the Company elects for any reason not to renew the Lebby Employment Agreement for an additional 12-month term, then our Company will continue to pay to Dr. Lebby the compensation described in the Lebby Employment Agreement for a period of 9 months the after the termination. If Dr. Lebby’s employment is terminated by the Company without cause during the term of the Lebby Employment Agreement, the Company will pay to Dr. Lebby’s the compensation described in the Lebby Employment Agreement for the remainder of the term of Lebby Employment Agreement or 12 months, whichever is longer.

•	Dr. Lebby retired from all officer and director positions with the Company on December 10, 2024. In connection with his retirement, the Company will continue to pay Dr. Lebby his annual base salary of $441,000 and health insurance benefits for a period of 12 months.

Pursuant to employment agreements we have entered into with our executives and the terms of our 2016 Equity Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control, which includes, in the event of a change in control of our Company, the executive’s options shall remain exercisable as set forth in their stock option agreements. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

23

Outstanding Equity Awards At Fiscal Year-End

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2024, our latest fiscal year end.

	Option Awards						Stock Awards

Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Yves Le Maitre	37,500	—	—	5.00	7/31/2034	—	—	10,052	21,109
CEO (from 12/11/2024), Director(1),(5)	—	150,000	—	2.65	12/9/2034	—	—	50,000	105,000

Thomas E. Zelibor President(2),(5)	50,000	—	—	1.22	1/22/2028	—	—	—	—
	110,000	—	—	0.8	1/13/2030	—	—	—	—
	110,000	—	—	1.27	1/13/2031	—	—	—	—
	50,000	—	—	9.65	1/17/2032	—	—	—	—
	—	80,000	—	2.65	12/9/2034	—	—	35,000	73,500

James S. Marcelli	1,150,000	—	—	0.7	6/30/2025	—	—	—	—
CFO and COO,	50,000	—	—	0.67	8/9/2025	—	—	—	—
Director(3)(5)	100,000	—	—	1.04	4/7/2029	—	—	—	—
	250,000	—	—	1.6	4/18/2031	—	—	—	—
	80,000	—	—	9.65	1/17/2032	—	—	—	—
	160,000	—	—	5.22	3/15/2033	—	—	—	—
	120,000	—	—	5.00	6/17/2034	—	—	—	—

Dr. Michael S. Lebby	200,000	—	—	0.69	8/25/2025	—	—	—	—
CEO (through 12/10/2024), Director(4)(5)	50,000	—	—	0.68	1/28/2026	—	—	—	—
	50,000	—	—	0.85	1/16/2027	—	—	—	—
	350,000	—	—	0.7	3/19/2027	—	—	—	—
	100,000	—	—	1.04	4/7/2029	—	—	—	—
	250,000	—	—	1.6	4/18/2031	—	—	—	—
	100,000	—	—	9.65	1/17/2032	—	—	—	—
	200,000	—	—	5.22	3/15/2033	—	—	—	—
	150,000	—	—	5.00	6/17/2034	—	—	—	—

24

1. Mr. Le Maitre received an option to purchase up to:

•	37,500 shares of Common stock, of which 7,500 shares vested on August 1, 2024, and the remaining shares vested monthly in four equal installments of 7,500 options per month.
•	150,000 shares of Common stock vesting on June 10, 2025.

Mr. Le Maitre also received:

•	12,924 shares of restricted stock, of which 1,436 shares lapsed on September 1, 2024 and the remaining shares lapse quarterly in 8 equal installments of 1,436 shares.
•	50,000 shares of restricted stock vesting on June 10, 2025.

2. Mr. Zelibor received an option to purchase up to:

•	50,000 shares of Common stock, of which 20,000 vested on January 23, 2018 and the remaining shares vested quarterly in 3 equal installments of 10,000 options starting on April 1, 2018.
•	110,000 shares of Common stock, of which 27,500 vested on January 14, 2020, and the remaining shares vested in three quarterly installments of 27,500 shares starting on April 1, 2020.
•	110,000 shares of Common stock, of which 27,500 vested on January 14, 2021, and the remaining shares vested in three quarterly installments of 27,500 shares starting on April 1, 2021.
•	50,000 shares of Common stock, of which 4,174 shares vested on January 31, 2022 and the remaining shares vested in eleven equal monthly installments of 4,166 at the end of every monthly period thereafter.
•	80,000 shares of Common stock vesting on June 10, 2025.

Mr. Zelibor also received:

•	35,000 shares of restricted stock vesting on June 10, 2025.

3. Mr. Marcelli received an option to purchase up to:

•	50,000 shares of Common Stock, of which 12,500 shares vested on August 10, 2015 and the remaining shares vested quarterly in equal installments of 12,500 shares;
•	1,150,000 shares of Common Stock at an exercise price of $.70 that vested immediately;
•	100,000 shares of Common Stock, of which 12,500 shares vested on May 1, 2019 and the remaining shares vested quarterly in equal installments of 12,500 options per quarter commencing on August 1, 2019;
•	250,000 shares of Common Stock, of which 31,250 shares vested on May 1, 2021 and the remaining shares vested quarterly in equal installments of 31,250 options per quarter commencing on August 1, 2021;
•	80,000 shares of Common Stock, of which 6,674 shares vested on January 31, 2022 and the remaining shares vested monthly in equal installments of 6,666 options per month; and
•	160,000 shares of Common Stock, of which 40,003 vested on April 1, 2023 and the remaining shares vested monthly in equal installments of 13,333 options per month.
•	120,000 shares of Common stock, of which 60,000 shares vested on June 18, 2024 and the remaining shares vested monthly in six equal installments of 10,000 options per month.

4. Dr. Lebby received an option to purchase up to:

•	200,000 shares of Common Stock, of which 50,000 shares vested on August 26, 2015 and the remaining shares vest in equal annual installments of 50,000 options per year commencing on August 26, 2016;
•	50,000 shares of Common Stock, of which 20,000 shares vested on February 11, 2016 and the remaining shares vested quarterly in equal installments of 10,000 options per quarter commencing on April 1, 2016;
•	50,000 shares of Common Stock, of which 20,000 shares vested on January 17, 2017 and the remaining shares vested quarterly in equal installments of 10,000 options per quarter commencing on April 1, 2017;
•	350,000 shares of Common Stock, which vest quarterly over one year in equal installments of 87,500 shares per quarter beginning May 1, 2017;
•	100,000 shares of Common Stock, of which 12,500 shares vested on May 1, 2019 and the remaining shares vested quarterly in equal installments of 12,500 options per quarter commencing on August 1, 2019;

25

•	250,000 shares of Common Stock, of which 31,250 shares vested on May 1, 2021 and the remaining shares vested quarterly in equal installments of 31,250 options per quarter commencing on August 1, 2021;
•	100,000 shares of Common Stock, of which 8,337 shares vested on January 31, 2022 and the remaining shares vested monthly in equal installments of 8,333 options per month; and
•	200,000 shares of Common Stock, of which 50,006 shares vested on April 1, 2023 and the remaining shares vested monthly in equal installments of 16,666 options per month.
•	150,000 shares of Common Stock, of which 75,000 shares vested on June 18, 2024 and the remaining shares vested monthly in six equal installments of 12,500 options per month.

5.	In the event of a change in control of our Company, such person’s options will become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

 Pension Benefits, Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation

No pension benefits were paid to any of our executive officers during the last completed fiscal year. We do not currently sponsor any non-qualified defined contribution plans or non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change In Control

Other than the provisions of the executive severance benefits to which our executive officers would be entitled to at December 31, 2024 as set forth in “Employee, Severance, Separation and Change in Control Agreements” above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis. As described above, Dr. Lebby retired from all officer and director positions with the Company on December 10, 2024. In connection with his retirement, the Company will continue to pay Dr. Lebby his annual base salary of $441,000 and health insurance benefits for a period of 12 months.

The tables below estimate the current value of amounts payable to our current executive officers in the event that a termination of employment occurred on December 31, 2024. Dr. Lebby retired from all officer and director positions with the Company on December 10, 2024, and the disclosure in the table below applies only to that event. In the event an executive officer is terminated (i) by the Company for cause, or (ii) by an executive officer (a) prior to expiration of the term, or (b) upon expiration of the term without renewal, no compensation is due to that executive officer. The closing price of our common stock, as reported on the Nasdaq Capital Market, was $2.10 on December 21, 2024. The following tables exclude certain benefits, such as health and welfare benefits, disability benefits and a 401(k) plan that are available to all employees generally, and any bonus compensation, which we assume would not be paid since it is awarded at the discretion of the Board of Directors. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the executive officer’s qualifying separation from the Company.

26

Mr. Yves Le Maitre

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death	Upon a change in control
Value of Option Shares Accelerated	—	—	—	—
Cash Payments	$408,333	—	—	—
Total Cash Benefits and Payments	$408,333	—	—	—

Mr. Thomas E. Zelibor

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death	Upon a change in control
Value of Option Shares Accelerated	—	—	—	—
Cash Payments	$350,000	—	—	—
Total Cash Benefits and Payments	$350,000	—	—	—

Mr. James S. Marcelli

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death		Upon a change in control
Value of Option Shares Accelerated	—	—	—		—
Cash Payments	$385,875	$275,625	$385,875	(1)	—
Total Cash Benefits and Payments	$385,875	$275,625	$385,875	(1)	—

Dr. Michael S. Lebby

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death	Upon a change in control
Value of Option Shares Accelerated	—	—	—	—
Cash Payments	$441,000	—	—	—
Total Cash Benefits and Payments	$441,000	—	—	—

1. Payable only in the event the Company has key man life insurance in effect for Mr. Marcelli.

27

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2024 fiscal year.

	Fees Earned or Paid in Cash	Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation	Change in pension value and nonqualified deferred compensation earnings	All Other Compensation	Total
Name	($)(1)	($)(2)		($)(3)		($)	($)	($)	($)
Ronald A. Bucchi	70,000	78,292	(4)	232,222	(8)	—	—	—	380,514
Siraj Nour El-Ahmadi	169,500	57,413	(5)	232,222	(8)	—	—	—	459,135
Frederick Leonberger	222,300	57,413	(5)	232,222	(8)	—	—	—	511,935
Craig Ciesla	30,000	57,413	(5)	232,222	(8)	—	—	—	319,635
Laila Partridge	30,000	57,413	(5)	232,222	(8)	—	—	—	319,635
Yves Le Maitre (x)	12,500	40,840	(6)	90,893	(9)	—	—	—	144,233
Thomas M. Connelly, Jr. (y)	10,000	30,788	(7)	59,964	(10)	—	—	—	100,752

1.	The amount in this column reflects cash compensation received under the 2023 and 2024 Director Compensation Program. With respect to Dr. Leonberger, it also reflects cash compensation he received of $15,400 per month for serving on our Operations Committee. With respect to Siraj Nour El-Ahmadi, it also reflects cash compensation he received of $11,000 per month for serving on our Operations Committee.

2.	The stock awards in this column reflect 92,475 restricted stock awards issued on June 18, 2024, with a grant date fair value of $3.33 that vest in total 15,455 shares on June 18, 2024 with the remaining awards vesting in 10 quarterly installments in total of 7,702 shares commencing on July 1, 2024, except for (i) Yves Le Maitre, for whom 12,924 awards with a grant date fair value of $3.16 were issued on August 1, 2024, with 1,436 shares vesting on September 1, 2024 and the remaining shares vesting in 8 equal quarterly installments in total of 1,436 shares beginning December 1, 2024, and (ii) Thomas M. Connelly, Jr., for whom 11,488 awards with a grant date fair value of $2.68 were issued on September 4, 2024, with 1,436 shares vesting on October 1, 2024 and the remaining shares vesting in 7 equal quarterly installments in total of 1,436 shares beginning January 1, 2025. The aggregate fair value of awards in this column is computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 1. Summary of Significant Accounting Policies – Stock-based Payments of Notes to Financial Statements. The amounts shown in this column do not reflect dollar amounts actually received.

3.	The option awards in this column reflect options issued on June 18, 2024 to purchase shares of our Company’s common stock at an exercise price of $5.00 that vest for 45,000 shares each commencing on June 18, 2024, and the remaining shares vesting in 6 equal monthly installments of 7,500 commencing on July 1, 2024, except for (i) Yves Le Maitre, whose options were issued on August 1, 2024 to purchase shares of our Company’s common stock at an exercise price of $5.00, with 7,500 shares vesting on August 1, 2024 and the remaining shares vesting in 4 equal monthly installments commencing on September 1, 2024, and (ii) Thomas M. Connelly, Jr., whose options were issued on September 4, 2024 to purchase shares of our Company’s common stock at an exercise price of $5.00, with 7,500 shares vesting on September 4, 2024 and the remaining shares vesting in 3 equal monthly installments commencing on October 1, 2024. The aggregate fair value of awards and options in this column are computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 11 - Stock Based Compensation of Notes to Financial Statements. The amounts shown in this column do not reflect dollar amounts actually received.

4.	Reflects 23,511 restricted stock awards.

5.	Reflects 17,241 restricted stock awards.

6.	Reflects 12,924 restricted stock awards.

7.	Reflects 11,488 restricted stock awards.

8.	Reflects an option to purchase up to 90,000 shares of common stock for board service.

9.	Reflects an option to purchase up to 37,500 shares of common stock for board service.

10.	Reflects an option to purchase up to 30,000 shares of common stock for board service.

x.	Yves Le Maitre became a member of our Board on July 16, 2024, and our CEO on December 11, 2024.
y.	Thomas M. Connelly, Jr. became a member of our Board on September 4, 2024.

In the event of a change in control of our Company, all of the above person’s options and restricted stock awards become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

28

 Director Compensation

On June 18, 2024, our Board adopted the following 2024 compensation schedule for its non-employee directors:

•	Lead Director: $25,000 annual cash fee paid quarterly at the end of each quarter, 6,270 shares of restricted stock awards with 1,050 shares of such restricted stock awards vesting on June 18, 2024, with the remaining restricted stock awards vesting in 10 equal quarterly installments of 522 shares beginning on July 1, 2024.
•	Audit Committee Chair: $45,000 annual cash fee paid quarterly at the end of each quarter, 17,241 shares of restricted stock awards with 2,881 shares of such restricted stock awards vesting on June 18, 2024, with the remaining restricted stock awards vesting in 10 equal quarterly installments of 1,436 shares beginning on July 1, 2024, and 90,000 non-qualified stock options with 45,000 options vesting on June 18, 2024, with the remaining options vesting in 6 equal monthly installments of 7,500 shares beginning on July 1, 2024.
•	Compensation Committee Chair: $37,500 annual cash fee paid quarterly at the end of each quarter, 17,241 shares of restricted stock awards with 2,881 shares of such restricted stock awards vesting on June 18, 2024, with the remaining restricted stock awards vesting in 10 equal quarterly installments of 1,436 shares beginning on July 1, 2024, and 90,000 non-qualified stock options with 45,000 options vesting on June 18, 2024, with the remaining options vesting in 6 equal monthly installments of 7,500 shares beginning on July 1, 2024.
•	Nom/Corporate Gov. Committee Chair: $37,500 annual cash fee paid quarterly at the end of each quarter, 17,241 shares of restricted stock awards with 2,881 shares of such restricted stock awards vesting on June 18, 2024, with the remaining restricted stock awards vesting in 10 equal quarterly installments of 1,436 shares beginning on July 1, 2024, and 90,000 non-qualified stock options with 45,000 options vesting on June 18, 2024, with the remaining options vesting in 6 equal monthly installments of 7,500 shares beginning on July 1, 2024.
•

Other Directors: $30,000 annual cash fee paid quarterly at the end of each quarter, 17,241 shares of restricted stock awards with 2,881 shares of such restricted stock awards vesting on June 18, 2024, with the remaining restricted stock awards vesting in 10 equal quarterly installments of 1,436 shares beginning on July 1, 2024, and 90,000 non-qualified stock options with 45,000 options vesting on June 18, 2024, with the remaining options vesting in 6 equal monthly installments of 7,500 shares beginning on July 1, 2024.

Director compensation for 2025 has not yet been determined.

 Compensation Policies and Practices as They Relate to Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company. We have adopted a Nasdaq compliant compensation recovery policy (a “clawback policy”) that applies to incentive compensation.

CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are required to provide a reasonable estimate of the ratio of the annual total compensation of Dr. Lebby, our Chief Executive Officer through December 10, 2024, and Yves Le Maitre, our Chief Executive Officer from December 11, 2024, to the median of the annual total compensation of our other employees for our last completed year, which ended December 31, 2024:

•	The median of the annual total compensation of all of our employees (other than Dr. Lebby and Yves Le Maitre) was approximately $185,683. This annual total compensation is calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, and reflects, among other things, salary, bonus earned, and option related compensation for fiscal 2024.
•	Dr. Lebby's annual total compensation for fiscal 2024, as reported in the Summary Compensation Table included in this Proxy Statement, was $832,095.
•	Based on the above, for fiscal 2024, the ratio of Dr. Lebby's annual total compensation to the median of the annual total compensation of all employees was approximately 4.5:1.
•	Yves Le Maitre’s annual total compensation for fiscal 2024, as reported in the Summary Compensation Table included in this Proxy Statement, was $626,873.
•	Based on the above, for fiscal 2024, the ratio of Yves Le Maitre’s annual total compensation to the median of the annual total compensation of all employees was approximately 3:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and applicable guidance and is based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies, even companies within the same industry as us, may not be comparable to our pay ratio as disclosed above.

29

The methodology, including any material assumptions, adjustments and estimates, we used to calculate the pay ratio is described below.

•	For purposes of the pay ratio calculation, we included all of our employees as of December 31, 2024. As of December 31, 2024, our workforce consisted of 33 full-time employees, excluding Yves Le Maitre.
•	To identify the median employee from the employee population described above, we determined the sum of each employee's (i) annual base salary as of December 31, 2024 (calculated as annual base pay using annual base salary), plus (ii) earned annual cash bonus for 2024, plus (iii) relocation paid to an employee during 2024. Annual total compensation incudes full-time employees who joined in 2024 were assumed to have worked for the entire year, and thus we annualized the pay of such new hires. This compensation measure was consistently applied to all employees included in the calculation and reasonably reflects the annual compensation of all of our employees.
•	Once we identified our median employee, we calculated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, including for this purpose, option related compensation for fiscal 2024 yielding the median annual total compensation disclosed above. With respect to Dr. Lebby's and Yves Le Maitre’s annual total compensation, we used the amount reported in the "Total” column of the 2024 Summary Compensation Table.

Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance.

The following tables provide information regarding compensation actually paid to our principal executive officers, or PEO, and other NEOs for each year from 2021 to 2024, compared to our total shareholder return (TSR) from December 31, 2020 through the end of each such year, and our net income for each such year.

										Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for	Compensation Actually Paid to	Summary Compensation Table Total for	Compensation Actually Paid to	Average Summary Compensation Table Total for Non-PEO named executive officers	Average Compensation Actually Paid for Non-PEO named executive officers	Total Shareholder Return ($) (6)	Solactive EPIC Core Photonic USD Index Total Shareholder Return ($) (7)	Net Loss ($) (8)	NASDAQ Composite Index Total Shareholder Return ($) (9)
	PEO ($) (1) (2) (Michael Lebby)	PEO ($) (1) (3)	PEO ($) (1) (2) (Yves Le Maitre)	PEO ($) (1) (3)	NEO ($) (4)	NEO ($) (5)
2024	832,095	806,186	626,873	508,597	550,702	514,333	226	90	(22,535,041)	150
2023	1,346,381	1,454,564	—	—	1,108,385	1,208,378	535	94	(21,038,032)	116
2022	1,459,996	200,166	—	—	1,216,991	(7,379)	463	84	(17,230,480)	81
2021	3,073,321	5,683,051	—	—	3,034,845	5,644,575	1,600	123	(18,631,381)	121

30

(1)	Our PEO for 2021, 2022, 2023 and 2024 (through December 10) was Dr. Michael S. Lebby and Yves Le Maitre from December 11, 2024.

(2)	Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for each listed year.
(3)	Represents the compensation actually paid to our PEO in each year listed. Compensation actually does not mean that our PEO was actually paid those amounts in the listed year. This dollar amount is derived from the starting point of Summary of Compensation Table total compensation under the methodology prescribed under the SEC’s rules, as shown in the table below:

PEO (Michael Lebby)	2024	2023	2022	2021
Summary Compensation Table Total	$832,095	$1,346,381	$1,459,996	$3,073,321

Subtract grant date fair value of option awards and stock awards granted in fiscal year	(387,037)	(848,478)	(922,205)	(153,875)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	—	—	—	2,188,521
Adjust for change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal year	—	—	(319,842)	—
Add fair value at vesting of option awards and stock awards granted in fiscal year that vested during the year	361,128	889,431	626,983	564,390
Adjust for change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	—	67,230	(644,766)	10,694
Subtract fair value as of prior fiscal year-end of option awards and stock awards granted in the prior fiscal years that failed to meet applicable vesting conditions during the fiscal year	—	—	—	—
Compensation actually paid	$806,186	$1,454,564	$200,166	$5,683,051

31

PEO (Yves Le Maitre)	2024	2023	2022	2021
Summary Compensation Table Total	$626,873	—	—	—

Subtract grant date fair value of option awards and stock awards granted in fiscal year	(591,446)	—	—	—
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	380,436	—	—	—
Adjust for change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal year	—	—	—	—
Add fair value at vesting of option awards and stock awards granted in fiscal year that vested during the year	92,734	—	—	—
Adjust for change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	—	—	—	—
Subtract fair value as of prior fiscal year-end of option awards and stock awards granted in the prior fiscal years that failed to meet applicable vesting conditions during the fiscal year	—	—	—	—
Compensation actually paid	$508,597	—	—	—

The assumptions used for determining the fair values of outstanding and unvested option awards shown in this table are different from those used to determine the fair values disclosed as of the grant date of such awards. The assumptions used for determining fair values shown in the table are:

Michael Lebby:

	2024	2023	2022	2021

Expected life (in years)	9.54 - 9.99 years	8.21 - 10.0 years	8.30 - 9.97 years	8.21 - 9.97 years

Volatility	76.43% - 78.36%	76.60% - 78.01%	74.16% - 77.51%	71.70% - 76.30%

Risk-free rate	3.69% - 4.43%	3.39% - 4.77%	1.79% - 4.1%	1.09% - 1.63%

Expected dividend yield	0%	0%	0%	0%

32

Yves Le Maitre:

	2024	2023	2022	2021

Expected life (in years)	9.66 - 9.99 years	—	—	—

Volatility	76.61% - 78.63%	—	—	—

Risk-free rate	3.70% - 4.53%	—	—	—

Expected dividend yield	0%	—	—	—

(4)	During 2023, 2022 and 2021, our named executive officer other than our PEO was James S. Marcelli. During 2024 our named executive officer’s other than our PEO were James S. Marcelli and Thomas E. Zelibor (from December 11, 2024). Represents the average of the total compensation paid to our NEO’s other than our PEO in each listed year, as shown in our Summary Compensation Table for each listed year.
(5)	Represents the average compensation actually paid to our NEO’s other than our PEO in each year listed. Compensation actually paid does not mean that our NEO’s were actually paid those amounts in the listed year, but this is a dollar amount is derived from the starting point of Summary of Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table below:

NEOs other than PEO	2024	2023	2022	2021
Summary Compensation Table Total	$550,702	$1,108,385	$1,216,991	$3,034,845

Subtract grant date fair value of option awards and stock awards granted in fiscal year	(285,447)	(678,782)	(770,288)	(153,875)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	104,571	—	—	2,188,521
Adjust for change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal year	—	—	(319,842)	—
Add fair value at vesting of option awards and stock awards granted in fiscal year that vested during the year	144,507	711,545	510,526	564,390
Adjust for change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	—	67,230	(644,766)	10,694
Subtract fair value as of prior fiscal year-end of option awards and stock awards granted in the prior fiscal years that failed to meet applicable vesting conditions during the fiscal year	—	—	—	—
Compensation actually paid	$514,333	$1,208,378	$(7,379)	$5,644,575

33

The assumptions used for determining the fair values of outstanding and unvested option awards shown in this table are different from those used to determine the fair values disclosed as of the grant date of such awards. The assumptions used for determining fair values shown in the table are:

	2024	2023	2022	2021

Expected life (in years)	9.54 - 9.99 years	8.21 - 10.0 years	8.30 - 9.97 years	8.21 - 9.97 years

Volatility	76.43% - 78.63%	76.60% - 78.01%	74.16% - 77.51%	71.70% - 76.30%

Risk-free rate	3.69% - 4.53%	3.39% - 4.77%	1.79% - 4.1%	1.09% - 1.63%

Expected dividend yield	0%	0%	0%	0%

(6)	The total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.
(7)	The peer group used is the Solactive EPIC Core Phototonics USD Index NTR, as used the Company’s performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.
(8)	The dollar amounts reported are the Company’s GAAP net income (loss) reflected in the Company’s audited financial statements.
(9)	The Company selected measure is the NASDAQ Composite Index, as used the Company’s performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.

Tabular List of Performance Measure

The list below includes the financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2023, to Company performance. The Company has limited revenue and does not have profit related financial performance measures.

Performance Measure

•	Stock Price
•	Cash Flow from Financing Activities
•	Patent Applications

Description of Relationship Between Compensation Actually Paid and Performance

Compensation Actually Paid, as determined under rules adopted pursuant to the Dodd-Frank Act and reflected in the Pay Versus Performance table above for our CEO (PEO) and cumulative total shareholder return (TSR) were both higher in 2021 and 2023 relative to 2020. The cumulative TSR for 2022 was higher relative to 2020, but the CEO Compensation Actually Paid was lower in 2022 relative to 2020.

Compensation Actually Paid, as determined under rules adopted pursuant to the Dodd-Frank Act and reflected in the Pay Versus Performance table above for our COO (NEO other than PEO) and cumulative total shareholder return (TSR) were both higher in 2021 and 2023 relative to 2020. The cumulative TSR for 2022 was higher relative to 2020, but the COO Compensation Actually Paid was lower in 2022 relative to 2020.

During 2020, our cumulative TSR was less than the cumulative TSR of the Solactive EPIC Core Photonic USD Index as well as the cumulative TSR of the NASDAQ Composite Index measured on the same basis. During 2021, 2022 and 2023 our cumulative TSR outperformed the cumulative TSR of the Solactive EPIC Core Photonic USD Index as well as the cumulative TSR of the NASDAQ Composite Index measured on the same basis.

The Company was pre-revenue during 2020, 2021 and 2022 and had limited revenue during 2023, and is in a net loss position during the four-year period covered by this disclosure.

34

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 124,604,522 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of (i) each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock; and (ii) each of our officers and directors, and officers and directors as a group:

Security Ownership

Name and Address (1)(2)	Number of Shares Beneficially Owned		Percent Beneficially Owned (3)	Number of Options and Warrants Included in Shares Beneficially Owned (4)
5% Shareholders(5)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	8,386,612	(7)	6.73%	—
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	8,591,097	(8)	6.89%	—

Directors and Executive Officers (8)
Yves Le Maitre	100,424		*	37,500
Chief Executive Officer and Director
James S. Marcelli	2,232,076		1.79%	1,942,336
Chief Financial Officer, Chief Operating Officer, Secretary and Director
Thomas E. Zelibor	526,889		*	295,000
President
Ronald A. Bucchi	1,138,260	(9)	*	980,000
Chair of Board of Directors
Siraj Nour El-Ahmadi	758,311		*	670,000
Director
Craig Ciesla	281,580		*	240,000
Director
Laila Partridge	155,146		*	131,667
Director
Thomas M. Connelly, Jr.	41,488		*	30,000
Director
Directors and Officers as a Group (8 Persons):	5,234,174		4.20%	4,326,503

* Less than 1%.

1.	Unless otherwise noted, in care of our Company at 369 Inverness Parkway, Suite 350, Englewood, CO 80112.
2.	To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person’s right to obtain additional shares of common stock within 60 days from the Record Date.
3.	Based on 124,604,522 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Employee Stock Plan and our 2016 Equity Incentive Plan; or (ii) outstanding warrants to purchase shares of our common stock.
4.	Represents options exercisable within 60 days from the Record Date.
5.	Based solely upon a review of Schedule 13G filings with the SEC.
6.	If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
7.	Includes 0 shares held with sole voting power and 8,067,667 shares held with sole dispositive power
8.	Includes 8,470,005 shares held with sole voting power and 8,591,097 shares held with sole dispositive power.
9.	Mr. Bucchi disclaims beneficial ownership of 3,000 shares held by his spouse.

35

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2024.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	9,499,859	$3.17	3,480,845
Equity compensation plans not approved by security holders (2)	400,000	$0.60	—
Total	9,899,859	$3.07	3,480,845

1.	Reflects shares of common stock to be issued pursuant to our 2016 Equity Incentive Plan and our 2007 Employee Stock Plan, both of which are for the benefit of our directors, officers, employees and consultants. We have reserved 13,000,000 shares of common stock for such persons pursuant to our 2016 Equity Incentive Plan. We terminated our 2007 Employee Stock Plan in June 2016 and no additional awards are made under that plan.

2.	Comprised of common stock purchase warrants we issued for services.

36

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Directors hold office until the end of their respective terms or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

The Board of Directors is divided into three classes, currently comprised of: (i) two Class I directors, whose terms expire at the 2027 annual meeting; (ii) two Class II directors, whose terms expire at the 2025 annual meeting; and (iii) three Class III directors, whose terms expire at the 2026 annual meeting. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominee for Election as Director

At the time of the Annual Meeting, our Board of Directors will consist of seven directors: Yves LeMaitre; James S. Marcelli; Ronald A. Bucchi; Siraj Nour El-Ahmadi; Dr. Craig Ciesla, Laila Partridge and Thomas Connelly, Jr. At the Annual Meeting, the shareholders will elect: (i) two Class II directors to serve until the 2028 Annual Meeting or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as the Class II nominees be elected as Class II directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The names of the Class II nominees are set forth below:

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Ronald A Bucchi	70	2012	COB AC*, FE, NCGC	Class II Expires 2025	yes
Craig Ciesla	52	2022	AC, CC, NCGC	Class II Expires 2025	yes

Directors Not Standing for Election

The names of the Directors who are not standing for election at the Annual Meeting are the Class I directors, whose terms expire in 2027; and the Class III directors, whose terms expire in 2026:

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Yves LeMaitre	60	2024	CEO, ED	Class I Expires 2027	no
James S. Marcelli	77	2008	CFO, COO, S, ED	Class III Expires 2026	no
Siraj Nour El-Ahmadi	60	2013	AVP	Class I Expires 2027	no
Laila S. Partridge	60	2023	AC, CC*, NCGC	Class III Expires 2026	yes
Thomas Connelly, Jr.	72	2024	CC, NCGC*	Class III Expires 2026	yes

AC - Audit Committee

AVP - Acting VP of Engineering (non-employee)

CEO - Chief Executive Officer

COB - Chair of the Board of Directors (non-executive)

CC - Compensation Committee

CFO, COO, S – Chief Financial Officer, Chief Operating Officer, Secretary

ED – Employee Director

FE - Financial Expert

NCGC – Nominating and Corporate Governance Committee

* Committee Chair

37

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee. Each holder of common stock is entitled to one vote for each share held. Shareholders are not entitled to cumulative voting with respect to the election of directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above Nominees.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2025

We are asking shareholders to ratify the appointment of Stephano Slack LLC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Stephano Slack LLC was our independent registered public accounting firm for our fiscal year ended December 31, 2024 and Morison Cogen LLP was our independent registered public accounting firm for our fiscal year ended December 31, 2023. No representative of Stephano Slack LLC will be present at the Annual Meeting.

The aggregate fees billed for professional services by Stephano Slack LLC during 2024 and Morison Cogen, LLP during 2024 and 2023 were as follows:

Stephano Slack LLC	2024	2023

Audit Fees	$35,000	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Morison Cogen LLP	2024	2023

Audit Fees	$104,800	$108,500
Audit-Related Fees	—	—
Tax Fees	—	6,800
All Other Fees	—	—

Audit Fees are the aggregate fees billed during the years ended December 31, 2024 and December 31, 2023 for professional services rendered by Stephano Slack LLC and Morison Cogen, LLP, respectively, for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by Stephano Slack LLC and Morison Cogen, LLP, respectively, in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2024 and December 31, 2023 for assurance and related services rendered by Stephano Slack LLC and Morison Cogen, LLP, respectively, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the aggregate fees billed during the years ended December 31, 2024 and December 31, 2023 for tax compliance services rendered by Stephano Slack LLC and Morison Cogen, LLP, respectively, in connection with the preparation of the Company’s federal and state tax returns.

All Other Fees are the aggregate fees billed during the years ended December 31, 2024 and December 31, 2023 for products and services provided by Stephano Slack LLC and Morison Cogen, LLP, respectively, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Pre-Approval Policies.

All the services performed by Stephano Slack LLC and Morison Cogen, LLP that are described above were pre-approved by the Company’s Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Stephano Slack LLC’s and Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2024 and December 31, 2023 were attributed to work performed by persons other than Stephano Slack LLC’s and Morison Cogen, LLP’s full-time, permanent employees.

38

On September 30, 2024, Morison Cogen LLP (“Morison”) resigned as the Company’s independent registered public accounting firm, effective immediately.

Morison’s reports on the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2023 and 2022 and the subsequent interim period through September 30, 2024, there were:

(i) No “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Morison on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morison, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) No “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Morison with a copy of our October 4, 2024 Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Morison to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Morison’s letter dated October 4, 2024 was attached as Exhibit 16.1 to our October 4, 2024 Form 8-K.

On October 4, 2024, the Audit Committee approved the selection of Stephano Slack LLC (“Stephano”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim periods through October 4, 2024, neither the Company nor anyone on its behalf consulted Stephano regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a) of Regulation S-K) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

The vote required to ratify the appointment of Stephano Slack LLC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the proposal to ratify the appointment of Stephano Slack LLC to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL THREE

APPROVAL OF THE LIGHTWAVE LOGIC, INC. 2025 EQUITY INCENTIVE PLAN

We are asking shareholders to approve the Lightwave Logic, Inc. 2025 Equity Incentive Plan (the “Plan”), which the Board adopted on March 28, 2025, upon the recommendation of the Compensation Committee (for purposes of this discussion, the Committee). The Plan will only become effective if approved by shareholders at the Annual Meeting. If approved, the effective date of the Plan will be May 15, 2025 (the “Effective Date”).

The Plan is intended to enhance the Company’s and its affiliates’ ability to attract, retain and motivate employees, consultants and non-employee directors, to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The Company believes that equity-based compensation is a critical part of its compensation program. Shareholder approval of the Plan would allow us to continue to attract and retain talented employees, consultants and non-employee directors with equity incentives.

39

 Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112.

Effective Date; Duration of the Plan

The Plan will become effective upon approval by the Company's shareholders and will remain in effect for ten years after the Effective Date, unless terminated earlier by the Board.

Plan Administration

The Board has the powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law. The Board may delegate its powers and responsibilities under the Plan to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the Plan. The “Committee” means any committee or other persons designated by the Board to administer the Plan. The Board shall cause the Committee (to the extent one is established) to satisfy the applicable requirements of any securities exchange on which the Company’s common stock may then be listed. For purposes of awards to grantees who are subject to Exchange Act §16, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

Eligibility

The Committee may grant awards to any employee, officer, non-employee director or consultant of the Company and its affiliates. Only employees are eligible to receive incentive stock options. The Board may grant an award to a person who is reasonably expected to become an employee, officer, non-employee director or consultant provided that such grant is contingent on such person becoming an employee, officer, non-employee director or consultant. Approximately 28 employees, 3 officers, 5 non-employee directors, and 5 consultants would be eligible to participate in the Plan if it were currently in place.

Shares Available for Awards

Subject to adjustment (as described below), the total number of shares authorized to be awarded under the Plan shall not exceed 6,000,000 , of which all 6,000,000 shall be available for issuance as Incentive Stock Options. In addition, shares underlying any outstanding award granted under the Company’s 2016 Equity Incentive Plan, after the Effective Date, expires or is terminated, surrendered or forfeited for any reason without issuance of Shares, shall be available for the grant of new Awards. No new awards shall be granted under the Company’s 2016 Equity Incentive Plan after the Effective Date. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Company from time to time.

Each share (regardless of the award type) granted in connection with an award shall be counted as one share against the Plan’s share limit, subject to the exceptions described below. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

Except as set forth in the paragraph below, any award settled in cash shall not be counted as shares for any purpose under the Plan. If any award expires or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued shares covered by that award shall again be available for the grant of awards. If issued shares are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares shall again be available for the grant of awards.

Shares subject to an award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an option, (ii) shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) shares covered by a share-settled SAR or other shares that were not issued upon the settlement of the SAR or (iv) shares covered by a cash-settled RSU.

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

The Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see “Adjustments Upon Changes in Stock” below).

40

Types of Awards That May Be Granted

Subject to the limits in the Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are: incentive stock options (ISOs) and nonstatutory stock options, stock appreciation rights (SARs), restricted shares, RSUs, performance awards, other stock-based awards and substitute awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Plan. The exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $1.08. Full payment of the exercise price must be made at the time of such exercise either in cash or cash or in cash equivalents acceptable to the Company.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone ("freestanding rights") or in tandem with options ("related rights").

Restricted Shares

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends

Restricted Stock Units

A RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Committee has the discretion to credit RSUs with dividend equivalents.

Performance Awards

A performance award is an award made subject to the attainment of performance goals over a performance period established by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.

Other Stock-Based Awards

Other Stock-Based Awards are awards consisting of share units, or other awards, valued in whole or in part by reference to, or otherwise based on, common stock, other than options, SARs, restricted shares and RSUs.

Substitute Awards

Substitute Awards are any award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an affiliate or with which the Company or an affiliate combines.

Vesting

The Board has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

41

Adjustments Upon Changes in Stock

If (i) the number of outstanding shares is increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of awards may be made, (B) the number and kinds of shares for which outstanding awards may be exercised or settled and (C) the performance goals relating to outstanding awards shall be equitably adjusted by the Company, provided that any such adjustment shall comply with Code § 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which awards are outstanding and the option price per share of outstanding options and SAR exercise price per share of outstanding SARs shall be equitably adjusted, provided that any such adjustment shall comply with Code § 409A. Adjustments related to shares or other securities of the Company shall be made by the Board. No fractional shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

Adjustments Upon Change in Control

In the event of a Change in Control, the Committee may, but shall not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award; (ii) cancel awards and cause to be paid to the holders of vested awards the value of such awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any aption with an option exercise price or SAR with a SAR exercise price that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Committee may cancel the option or SAR without the payment of consideration therefor; (iii) provide for the issuance of Substitute Awards or the assumption or replacement of such Awards; (iv) provide written notice to grantees that for a period of at least ten days prior to the Change in Control, such awards shall be exercisable, to the extent applicable, as to all shares of common stock subject thereto and upon the occurrence of the Change in Control, any awards not so exercised shall terminate and be of no further force and effect; or (v) otherwise treat such awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated. The obligations of the Company under the Plan shall be binding on any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or on any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates, taken as a whole.

A “Change in Control” means, except as otherwise provided in a grantee’s award agreement, the occurrence of any of the following events: (i) any “person” or “group” (as defined in Exchange Act §§ 13(d) and 14(d)) together with their affiliates become the ultimate beneficial owners of voting stock of the Company representing more than 50% of the voting power of the total voting stock of the Company; (ii) the consummation of a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or a consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or the parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or the parent thereof, outstanding immediately after such merger or consolidation; (iii) the stockholders approve a plan of complete liquidation or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iv) during any period of two-consecutive years, individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (i), (ii), or (iii) of this definition of “Change in Control”) whose election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

Solely to the extent required by Code § 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Code § 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Code § 409A.

Amendment or Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No awards may be granted after the termination date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to awards granted before the termination date shall survive the termination of the Plan and continue to apply to such awards. No amendment, suspension or termination of the Plan shall, without the consent of the grantee, materially impair rights or obligations under any award made before such amendment, suspension or termination. The Plan will remain in effect until the tenth anniversary of the Effective date, unless terminated earlier by the Board.

42

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Plan or an award agreement in accordance with the Company's clawback policy or any applicable law related to such actions.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

43

RSUs and Performance Awards

The grant of an RSU or Performance Award will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company's Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, consultants and non-employee directors under the Plan are not determinable at this time.

Vote Required

The vote required to approve the Lightwave Logic, Inc. 2025 Equity Incentive Plan is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the approval of the Lightwave Logic, Inc. 2025 Equity Incentive Plan.

44

SHAREHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC and our Company’s amended and restated bylaws. In accordance with SEC Rule 14a-8, in order for shareholder proposals to be included in our proxy statement for the 2025 Annual Meeting, we must receive them at our principal executive offices, 369 Inverness Parkway, Suite 350, Englewood, CO 80112, by November 28, 2025, being 120 days prior to the one-year anniversary of the Company’s proxy statement for the annual meeting for the preceding year. Pursuant to our Company’s amended and restated bylaws, shareholder proposals (including recommendations of nominees for election to the board of directors), other than a shareholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2025 Annual Meeting, must be received by us not earlier than October 29, 2025 and not later than November 28, 2025, being, respectively, 150 days and 120 days prior to the one-year anniversary of the Company’s proxy statement for the annual meeting for the preceding year. In the event that the 2025 Annual Meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends within 60 days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), notice by a shareholder must be received not later than the close of business on the later of (i) the date 90 days prior to such Other Meeting Date or (ii) the tenth day following the date such Other Meeting Date is first publicly announced or disclosed. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed a proxy card or voting instruction form at your earliest convenience.

Englewood, CO

March 28, 2025

45

EXHIBIT A

LIGHTWAVE LOGIC, INC.

2025 EQUITY INCENTIVE PLAN

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract, retain and motivate employees, Consultants and Non-Employee Directors, to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Options (both Nonstatutory Stock Options and Incentive Stock Options), SARs, Restricted Shares, RSUs, and Other Stock-Based Awards. Any of these awards may—but need not—be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions of the Plan. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plan (as defined below).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Award” means a grant, under the Plan, of (i) an Option, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) any Other Stock-Based Award, or (vi) a Substitute Award.

“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

“Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns,” “Beneficially Owned” and “Beneficial Ownership” have corresponding meanings.

“Board” means the Board of Directors of the Company.

“Cause” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company, and unless otherwise provided in the applicable Award Agreement: (i) the Grantee’s failure to materially perform and discharge his duties and responsibilities after receiving written notice allowing the Grantee 10 days to create a plan to cure such failures, such plan being acceptable to the Chief Executive Officer of the Company, and a further 30 days to cure such failures, if so curable; (ii) the Grantee’s breach of the material provisions of any service or employment agreement between the Grantee and the Company; (iii) the Grantee’s misconduct that, in the good faith opinion and sole discretion of the Committee, is injurious to the Company; (iv) a felony conviction involving personal dishonesty or moral turpitude, or a determination by the Board, that the Grantee has willfully and knowingly violated Company policies or procedures; (v) the Grantee’s engagement in illegal drug use or alcohol abuse that prevents the Grantee from performing the Grantee’s duties in any manner; (vi) the Grantee’s misappropriation, embezzlement, or conversion of the Company’s opportunities or property; or (vii) the Grantee’s willful misconduct, recklessness or gross negligence in respect of the Grantee’s duties or obligations. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” means, except as otherwise provided in a Grantee’s Award Agreement, the occurrence of any of the following events:

1

(i) any “person” or “group” (as defined in Exchange Act §§ 13(d) and 14(d)) together with their affiliates become the ultimate Beneficial Owners of voting stock of the Company representing more than 50% of the voting power of the total voting stock of the Company;

(ii) the consummation of a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or a consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or the parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or the parent thereof, outstanding immediately after such merger or consolidation;

(iii) the Stockholders approve a plan of complete liquidation or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iv) during any period of two-consecutive years, individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (i), (ii), or (iii) of this definition of “Change in Control”) whose election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

Solely to the extent required by Code § 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Code § 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Code § 409A.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means any committee or other persons designated by the Board to administer the Plan. The Board shall cause the Committee (to the extent one is established) to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Exchange Act § 16, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

“Company” means Lightwave Logic, Inc., a Nevada corporation.

“Common Stock” means the common stock of the Company, par value $0.001 par value per share.

“Consultant” means any person, except an employee or Non-Employee Director, engaged by the Company or any Affiliate to render personal services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is subject to the reporting requirements of the Exchange Act).

“Disability” shall be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement or, if there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement, “permanent and total disability” as set forth in Code § 22(e)(3).

“Effective Date” means the date that the Company’s stockholders approve this Plan if such stockholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2

“Fair Market Value” of a Share as of a particular date means (i) if the Shares are listed on a national securities exchange, the closing price of a Share as quoted on such exchange or other comparable reporting system for the applicable date, (ii) if the Shares are not then listed on a national securities exchange, the closing price of a Share quoted by an established quotation service for over-the-counter securities for the applicable date, or (iii) if the Shares are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Shares is not otherwise determinable, such value as determined by the Board, in good faith (but in any event not less than fair market value within the meaning of Code § 409A, and any regulations and other guidance thereunder). Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the applicable Award Agreement.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

“GAAP” means U.S. Generally Accepted Accounting Principles.

“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.

“Grantee” means a person who receives or holds an Award.

“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code § 422.

“Issued Share” means an outstanding Share issued under an Award (including a Restricted Share).

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate and who is a non-employee director within the meaning of Rule 16b-3.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares under the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Stock-Based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares and RSUs.

“Performance Award” means an Award made subject to the attainment of performance goals over a performance period established by the Board.

“Person” means a person as defined in Exchange Act § 13(d)(3).

“Plan” means this Lightwave Logic, Inc. 2025 Equity Incentive Plan.

“Prior Plan” means the Lightwave Logic, Inc. 2016 Equity Incentive Plan, as amended and restated from time to time.

“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.

“Restricted Period” shall have the meaning set forth in Section 11.1.

“Restricted Shares” means restricted Shares awarded to a Grantee under Section 11.

3

“RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.

“SAR” means a stock appreciation right granted to a Grantee under Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 10.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Separation from Service” means the termination of the applicable Grantee’s employment with, and/or performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or service with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer or consultant, as applicable, such change in status shall not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Code § 409A, “Separation from Service” shall mean a “separation from service” as defined under Code § 409A.

“Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.

“Share” means one share of Common Stock.

“Stockholder” means a stockholder of the Company.

“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan, that is a subsidiary corporation within the meaning of Code § 424.

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code § 424(d) shall be applied.

“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

3.	ADMINISTRATION OF THE PLAN
3.1.	General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities under the Plan to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the Plan. All references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 15 or as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan provided that the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

4

(i)	construe and interpret the Plan and apply its provisions;
(ii)	designate Grantees;
(iii)	determine the types of Awards to be made to a Grantee;
(iv)	determine the number of Shares to be subject to an Award;
(v)	establish the terms and conditions of each Award (including the Option Price of any Option and the SAR Exercise Price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(vi)	prescribe the form of each Award Agreement; and
(vii)	amend, modify or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the U.S. to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as set forth in the Plan to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Exchange Act § 16. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2.	No Repricing

Notwithstanding any other term or condition of the Plan, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award; and (iii) any other action that is treated as a “repricing” under GAAP, unless the actions contemplated in clauses (i), (ii), or (iii) occur in connection with a change in capitalization or similar change under Section 16. A cancellation, exchange or substitution under clause (ii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Grantee.

3.3.	Separation from Service for Cause and Clawbacks
3.3.1.	Separation from Service for Cause

The Company may cause an Award to be forfeited if the Grantee incurs a Separation from Service for Cause.

5

3.3.2.	Clawbacks

Except to the extent otherwise provided in a Grantee’s Award Agreement, all awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the Company clawback policy (“Clawback Policy”) or any applicable law related to such actions. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement in accordance with the Clawback Policy. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

3.4.	Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Code § 409A, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.

3.5.	No Liability

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.	Book Entry

Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry or other electronic means of transfer.

4.	shares SUBJECT TO THE PLAN
4.1.	Authorized Number of Shares

Subject to adjustment under Section 16, the total number of Shares authorized to be awarded under the Plan shall not exceed 6,000,000, of which all 6,000,000 shall be available for issuance as Incentive Stock Options. In addition, Shares underlying any outstanding award granted under a Prior Plan that, after the Effective Date, expires or is terminated, surrendered or forfeited for any reason without issuance of Shares, shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan after the Effective Date. Shares issued under the Plan shall consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.	Share Counting
4.2.1.	General

Each Share (regardless of the award type) granted in connection with an Award shall be counted as one Share against the limit in Section 4.1, subject to this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2.	Cash-Settled Awards

Except as set forth in Section 4.2.5, any Award settled in cash shall not be counted as Shares for any purpose under the Plan.

4.2.3.	Expired or Terminated Awards

If any Award expires or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued Shares covered by that Award shall again be available for the grant of Awards.

6

4.2.4.	Repurchased, Surrendered or Forfeited Awards

If Issued Shares are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.5.	Payment of Option Price, Purchase Price or Tax Withholding in Shares

Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR or (iv) Shares covered by a cash-settled RSU.

4.2.6.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1.	Term

The Plan shall be effective as of the Effective Date but no Award shall be exercised or paid unless and until the Plan has been approved by the Stockholders, which approval shall be within 12 months after the date the Plan is adopted by the Board. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award made before such amendment, suspension or termination.

6.	AWARD ELIGIBILITY AND LIMITATIONS
6.1.	Service Providers

Awards may be made to any Service Provider selected and designated by the Board from time to time, subject to Section 9.7 in the case of an Incentive Stock Option. The Board may grant an Award to a person who is reasonably expected to become a Service Provider provided that such grant is contingent on such person becoming a Service Provider.

6.2.	Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided in the Plan.

7

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards

The Board may grant Awards either alone or in addition to, in tandem with or in substitution or exchange for any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such forms as the Board determines from time to time. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but shall be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonstatutory Stock Options.

8.	Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.

9.	TERMS AND CONDITIONS OF OPTIONS
9.1.	Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. Each Option shall be separately designated in the Award Agreement as either an Incentive Stock Option or Nonstatutory Stock Option. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value of a Share on the Grant Date. In the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

9.2.	Vesting

Subject to Section 9.3, each Option shall become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. The Board may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event and at any time after the Grant Date of the Award.

9.3.	Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of a period not to exceed ten years from the Grant Date, or under such circumstances and on any date before ten years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement. In the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8

9.4.	Limitations on Exercise of Option

Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders, (ii) after the defined Term is exceeded or (iii) after the occurrence of an event that results in termination of the Option.

9.5.	Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time. No Option may be exercised for a fraction of a Share.

9.6.	Rights of Holders of Options

Unless otherwise stated in the related Award Agreement, a Grantee holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered by the Option are fully paid and issued to the Grantee. Except as provided in Section 16 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is before the date of such issuance.

9.7.	Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of the Option is an employee of the Company or any Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code § 422, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval. In such case, such Option shall be treated as a Nonstatutory Stock Option unless and until such approval is obtained.

10.	TERMS AND CONDITIONS OF SARS
10.1.	Right to Payment

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the SAR Exercise Price. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date at a price that is not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price, provided that the SAR Exercise Price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Code § 409A.

10.2.	Rights of Holders of SARs

Unless otherwise stated in the related Award Agreement, a Grantee holding a SAR shall have none of the rights of a Stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered by the SAR are fully paid and issued to the Grantee. Except as provided in Section 16 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is before the date of such issuance.

9

10.3.	Other Terms

The Board shall determine at the Grant Date the times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the times at which SARs shall cease to be or become exercisable after Separation from Service or upon such other terms or conditions determined by the Board, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms and conditions of any SAR.

10.4.	Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board and stated in the related Award Agreement, provided that such term shall not exceed ten years.

10.5.	Payment of SAR Amount

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price by (ii) the number of Shares with respect to which the SAR is exercised.

11.	TERMS AND CONDITIONS OF RESTRICTED SHARES AND RSUs
11.1.	Restrictions

At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or RSUs in accordance with Section 13. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.

11.2.	Restricted Share Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Shares are forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee. Any such certificates delivered to the Grantee shall bear legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

11.3.	Rights of Holders of Restricted Shares

Unless the Board otherwise provides in an Award Agreement and subject to Section 8, holders of Restricted Shares shall have rights as Stockholders, including voting and dividend rights.

11.4.	Rights of Holders of RSUs
11.4.1.	Settlement of RSUs

RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified for “short term deferrals” under Code § 409A or (ii) otherwise within the requirements of Code § 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

10

11.4.2.	Voting and Dividend Rights

Unless otherwise stated in the applicable Award Agreement and subject to Section 8, holders of RSUs shall not have rights as Stockholders, including no voting or dividend or dividend equivalents rights.

11.4.3.	Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.

11.5.	Purchase of Restricted Shares

The Grantee shall be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of the aggregate par value of the Restricted Shares or the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 12 or, if permitted by the Board, in consideration for past services rendered.

11.6.	Delivery of Shares

Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares shall lapse, and, unless otherwise provided in the Award Agreement, the Shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES
12.1.	General Rule

Payment of the Option Price for an Option or the Purchase Price for Restricted Shares shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12. Notwithstanding any provision of this Section 12, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of § 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

12.2.	Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.

12.3.	Cashless Exercise

With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

11

12.4.	Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

13.	PERFORMANCE AWARDS

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance terms conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.

14.	other sTOCK-based awards
14.1.	Grant of Other Stock-Based Awards

Other Stock-Based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-Based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board shall determine the persons to whom and the times at which such Awards may be made, the number of Shares to be granted under such Awards and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

14.2. Terms of Other Stock-Based Awards

Any Shares subject to Awards made under this Section 14 may not be sold, assigned, transferred, pledged or otherwise encumbered before the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance or deferral period lapses.

15.	REQUIREMENTS OF LAW
15.1.	General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares under the Plan, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval has been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but shall not be obligated to, register any securities covered by the Plan under the Securities Act. The Company shall not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned on the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

12

15.2.	Rule 16b-3

During any time when the Company has a class of equity security registered under Exchange Act § 12, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors under the Plan shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any term or condition of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.	EFFECT OF CHANGES IN CAPITALIZATION
16.1.	Changes in Common Stock

If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made, (B) the number and kinds of shares for which outstanding Awards may be exercised or settled and (C) the performance goals relating to outstanding Awards shall be equitably adjusted by the Company, provided that any such adjustment shall comply with Code § 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted, provided that any such adjustment shall comply with Code § 409A.

16.2.	Effect of a Change in Control

In the event of a Change in Control, the Committee may, but shall not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award; (ii) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Option Exercise Price or SAR with a SAR Exercise Price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor; (iii) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; (iv) provide written notice to Grantees that for a period of at least ten days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect; or (v) otherwise treat such Awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated. The obligations of the Company under the Plan shall be binding on any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or on any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.3.	Adjustments

Adjustments under this Section 16 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued under any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

13

17.	No Limitations on Company

The grant of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

18.	TERMS APPLICABLE GENERALLY TO AWARDS
18.1.	Disclaimer of Rights

No term or condition of the Plan or any Award Agreement shall be construed to confer on any individual the right to remain in the employ or service of the Company or any Affiliate or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan shall be interpreted as a contractual obligation to pay only those amounts described in the Plan, in the manner and under the terms and conditions prescribed in the Plan. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.

18.2.	Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to one or more classes of individuals or specifically to one or more particular individuals), including the granting of Options as the Board determines desirable.

18.3.	Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, local or foreign taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or settlement of an RSU or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, exercise or settlement, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold the required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy Grantee’s withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

18.4.	Other Terms and Conditions; Employment Agreements

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement shall govern.

14

18.5.	Severability

If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions of the Plan and the Award Agreement shall be severable and enforceable, and all terms and conditions shall remain enforceable in any other jurisdiction.

18.6.	Governing Law

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Nevada. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Nevada and to have agreed that any related litigation shall be conducted solely in the state courts of Nevada or the federal courts for the U.S. located in Fort Myers, Florida, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

18.7.	Code § 409A

The Plan is intended to comply with Code § 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance with Code § 409A and the applicable regulations and guidance thereunder. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code § 409A shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Code § 409A, each installment payment under the Plan shall be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Code § 409A, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Code § 409A and neither the Company nor the Board shall have any liability to any Grantee for such tax or penalty.

18.8.	Separation from Service

The Board shall determine the effect of a Separation from Service on Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending on the circumstances surrounding the Separation from Service.

18.9.	Transferability of Awards and Issued Shares
18.9.1.	Transfers in General

No Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

18.9.2.	Family Transfers

If authorized in the applicable Award Agreement or otherwise approved by the Board, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 18.9.2, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 18.9.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 18.9.2 or by will or the laws of descent and distribution.

15

18.10.	Data Protection

A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.

18.11.	Disqualifying Dispositions

Any Grantee who shall make a “disposition” (as defined in Code § 424) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

18.12.	Plan Construction

In the Plan, unless otherwise stated, the following uses apply:

(i)	references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;
(ii)	in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;
(iii)	indications of time of day shall be based on the time applicable to the location of the principal headquarters of the Company;
(iv)	the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;
(v)	all references to articles and sections are to articles and sections in the Plan;
(vi)	all words used shall be construed to be of such gender or number as the circumstances and context require;
(vii)	the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan;
(viii)	any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(ix)	all accounting terms not specifically defined shall be construed in accordance with GAAP.

16

LIGHTWAVE LOGIC, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V67113-P29270

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIGHTWAVE LOGIC, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Ronald A. Bucchi
02) Craig Ciesla

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratification of the appointment of Stephano Slack LLC to serve as the Company's Independent Registered Public Accounting firm for fiscal year 2025.	☐	☐	☐
3. Approval of the Lightwave Logic, Inc. 2025 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

V67114-P29270

LIGHTWAVE LOGIC, INC.
Annual Meeting of Shareholders
May 15, 2025 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Yves LeMaitre and/or James S. Marcelli with the power of substitution and resubstitution to vote any and all shares of capital stock of Lightwave Logic, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Thursday, May 15, 2025 at 10:00 A.M. Local Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side